SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant              [X]
Filed by a party other than the registrant[ ]
Check the appropriate box:


[ ] Preliminary proxy statement      [ ]Confidential, for Use of the
Commission Only

                                          (as permitted by Rule 14a-6(e) (2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14(a)-12


                             MELVILLE CORPORATION
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               (Name of Registrant as Specified in Its Charter)
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):


    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
        or 14a-6(i)(2).
    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6-(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.
        (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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       (4) Proposed maximum aggregate value of transaction:

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       (5) Total fee paid:

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    [X] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1) Amount previously paid:

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       (2) Form, schedule or registration statement no.:

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       (3) Filing party:

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       (4) Date filed:

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                                                       Melville Corporation
                                                           ONE CVS DRIVE
                                              WOONSOCKET, RHODE ISLAND  02895


                                                        October 7, 1996


Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders to be held at 10 a.m., Eastern time, on November 19, 1996 at the offices of Melville Corporation, One CVS Drive, Woonsocket, Rhode Island. (Please note this new location). The formal Notice of Annual Meeting of Shareholders and Proxy Statement are attached.

At this meeting, we will have the opportunity to present the proposal of the Board of Directors, among other things, to change the name of the Corporation to "CVS Corporation" and to reincorporate the Corporation in Delaware (the "Proposal"). This Proposal is consistent with actions we have taken under the strategic restructuring program announced in October 1995.

At that time we outlined plans designed to achieve various strategic, profitability and growth objectives as well as significant cost savings, and thereby increase value for the Corporation's shareholders. Substantial progress has been made towards completion of the restructuring program.
The spinoff of the common stock of Footstar, Inc. to the Corporation's shareholders, which is the principal remaining component of the restructuring, will be completed prior to the Special Meeting.

The proposed change of Melville Corporation's name to "CVS Corporation" is intended to communicate that the going-forward entity will be principally a chain drug company with CVS as its core business. The proposed reincorporation into Delaware and related charter and bylaw amendments are generally intended to modernize the Corporation's charter and bylaws and to provide the corporate law advantages afforded by Delaware law. We believe these changes will serve the Corporation well in the future.

Details of the Proposal are set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement. It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, we urge you to sign, date and return the enclosed proxy card whether you plan to attend or not. Your vote is important, regardless of the number of shares you own.

Thank you.

                                                 Sincerely,


                                                 Stanley P. Goldstein
                                                 Chairman of the Board



                                                      Melville Corporation
                                                           ONE CVS DRIVE
                                              WOONSOCKET, RHODE ISLAND  02895



                            ------------------

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             NOVEMBER 19, 1996

                            ------------------



To Our Shareholders:

               You are cordially invited to attend the Special Meeting of the Shareholders of Melville Corporation (the "Corporation") which will be held at the offices of the Corporation, One CVS Drive, Woonsocket, Rhode Island 02895 on November 19, 1996 at 10 a.m. Eastern time for the following purposes:

               1. to act upon a proposal to incorporate a new holding company for the Corporation in Delaware resulting in shareholders owning shares of such new Delaware holding company named "CVS Corporation" and, in connection therewith, to effect the amendments to the holding company's charter and bylaws described in the accompanying proxy statement; and


               2. to transact such other business as may properly come before the meeting.


               The Board of Directors has fixed the close of business on October 2, 1996 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting or at any adjournment or adjournments thereof.

                                          By Order of the Board of Directors,




                                          Stanley P. Goldstein
                                          Chairman of the Board


Woonsocket, Rhode Island
October 7, 1996


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WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS IN
PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.
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                                                      Melville Corporation
                                                           ONE CVS DRIVE
                                              WOONSOCKET, RHODE ISLAND  02895


                            ------------------

                              PROXY STATEMENT

                            ------------------


               This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Melville Corporation ("Melville" or the "Corporation") of proxies to be voted at the special meeting (the "Special Meeting") of shareholders of the Corporation which has been scheduled for November 19, 1996 at 10 a.m. and any adjournment or adjournments thereof. The shares represented by each properly executed proxy solicited by the Board of Directors and received by the Corporation will be voted as specified by the shareholder on the proxy. If no such specification is made, shares will be voted (i) FOR the proposal to incorporate a new holding company for Melville in Delaware (the name of which will be "CVS Corporation") and, in connection therewith, to effect the amendments to the holding company's charter and bylaws, all as described herein under "III. Proposal: To Change the State of Incorporation From New York to Delaware and to Effect Certain Charter Amendments" (the "Reincorporation and Charter Amendment Proposal" or the "Proposal"), and (ii) in accordance with the judgment of the person or persons voting such proxies with respect to such other matters, if any, as may properly come before the meeting. Any such proxy may be revoked at any time before its exercise by giving written notice of revocation to the Secretary of the Corporation, by submitting a later-dated proxy or by voting in person at the meeting (after having notified the Secretary at any time prior to the voting of the proxy). As used in this Proxy Statement, "holding company" means the corporation that is the holding company for the Melville group of companies (which holding company (i) prior to the Effective Time (as defined below) is the Corporation, and (ii) if the Proposal is approved by the requisite vote of shareholders at the Special Meeting, as of and after the Effective Time will be a recently formed Delaware corporation named "CVS Corporation" ("CVS")).

               If sufficient shareholders approve the Proposal, (i) at the Effective Time CVS New York, Inc. ("Merger Sub"), a wholly-owned New York subsidiary of CVS, will be merged with and into the Corporation, and the Corporation will be the surviving corporation in such merger (the "Merger") and will be renamed "CVS New York, Inc.", (ii) pursuant to the Merger, at the Effective Time, each shareholder of the Corporation will receive an equal number of shares of CVS in exchange for each share of capital stock of the Corporation held by such shareholder immediately prior to the Effective Time, (iii) as a result of the Merger, the Corporation will become a wholly owned subsidiary of CVS, (iv) following the Effective Time, the Corporation will cease to be a publicly traded company, and stockholders will hold shares of CVS, which will be a New York Stock Exchange-listed public company, (v) the Certificate of Incorporation and Bylaws of CVS in effect as of the Effective Time will be in the forms attached as Appendices B and C hereto, and such Certificate of Incorporation and Bylaws of CVS will be substantially the same as the Certificate of Incorporation (the "Melville Charter") and Bylaws of the Corporation in effect prior to the Effective Time, except for the differences therein described herein under "III. Proposal: To Change the State of Incorporation From New York to Delaware and to Effect Certain Charter Amendments--Material Changes in the CVS Charter and Bylaws From the Melville Charter and Bylaws" and (vi) the directors and officers of CVS will be the same as those of Melville. For additional information on the Proposal, see "III. Proposal: To Change the State of Incorporation From New York to Delaware and to Effect Certain Charter Amendments."

               Approval of the Proposal will require the affirmative vote of two-thirds of the outstanding shares of Melville Common Stock (as defined below) and Melville ESOP Preference Stock (as defined below) entitled to vote thereon at the Special Meeting, voting as a single class. Proxies solicited by the Board of Directors will be voted FOR the Proposal, unless shareholders specify otherwise.

               Even if sufficient shareholders approve the Proposal, the Board of Directors has reserved the right to terminate and abandon the Merger as described below under "III. Proposal: To Change the State of Incorporation From New York to Delaware and to Effect Certain Charter Amendments."

               If sufficient shareholders fail to approve the Proposal, the Corporation will remain a New York corporation and the holding company for the Melville group, and its existing Certificate of Incorporation and Bylaws will not be amended in connection herewith.

               This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed Proxy are first being mailed to shareholders of the Corporation on or about October 7, 1996.


                      I.  BACKGROUND TO THE PROPOSAL

               Melville has, up to the time of the Restructuring Program described below, been a diversified retailer operating in four business segments: prescription drugs and health and beauty care through its CVS business; apparel through its Bob's Stores, its Marshalls business (up to the time of the sale of Marshalls on November 17, 1995) and its Wilson's leather goods chain (up to the time of the sale of Wilson's on May 25, 1996); footwear through its Meldisco, Footaction and Thom McAn businesses (the holding company for which will be Footstar, Inc. ("Footstar") as of the Footstar Spinoff referred to below); toys through its Kay-Bee business (up to the time of the sale of Kay-Bee on May 5, 1996) and home furnishings through its Linens 'n Things and This End Up businesses (up to the time of the sale of This End Up on May 31, 1996).

               In Melville's letter to shareholders accompanying its 1994 Annual Report, Melville informed its shareholders that it was commencing a strategic review of its organization and operations which it expected would be substantially completed by December 31, 1995. In early 1994, Melville began to explore various transaction structures, and this activity was accelerated in late 1994 and throughout 1995 with a view to designing, formulating and implementing Melville's restructuring strategy and plan.
In this strategic review, Melville worked with its financial advisers and legal counsel and accountants in an analysis and valuation of, among other things, the financial, market, credit, tax, accounting and regulatory implications of alternative transactions and structures, and Melville and its advisers examined the mix of its businesses and the role and strategy of each in generating sales and profits, as well as each business' market position and growth potential.

               These preparatory efforts of Melville's management and advisers culminated in the formulation and announcement in October 1995 of Melville's comprehensive strategic restructuring program (the "Restructuring Program") designed to achieve various strategic, profitability and growth objectives as well as significant cost savings, and thereby to increase value for Melville shareholders. The Restructuring Program included:

               (i) The planned creation of independent retailing companies in the chain drug and footwear industries. After giving effect to the Restructuring Program, the new holding company for Melville (which, subject to requisite shareholder approval at the Special Meeting, will be named CVS Corporation) will be a publicly traded holding company consisting of CVS and, initially, Linens 'n Things and Bob's. On June 3, 1996, Melville announced a formal plan to separate Linens 'n Things and Bob's from CVS, with Linens 'n Things and Bob's to be classified as discontinued operations in Melville's financial statements. Footstar will constitute the footwear company which will become publicly traded through the distribution (the "Footstar Spinoff") by Melville, pro rata to Melville's shareholders, of all shares of common stock of Footstar held by Melville.

               (ii) The previously announced sale of Marshalls, which was completed on November 17, 1995.

               (iii) The previously announced sale of Kay-Bee Toys to Consolidated Stores Corporation, which was completed on May 5, 1996.

               (iv) The previously announced sale of Wilson's to an investor group led by Wilson's management and other investors, which was completed on May 25, 1996; and the sale of This End Up to an outside investor group which was completed on May 31, 1996.

               (v) The recording by Melville of an after-tax charge of approximately $753.1 million in the fourth quarter of 1995 relating to the Restructuring Program. An additional after-tax charge of approximately $148 million was recorded by Melville in the second quarter of 1996, resulting primarily from certain actions announced by Melville on June 3, 1996 regarding discontinued operations.

               (vi) A revision of Melville's dividend policy to align the payout with the new Melville's growth and capital needs, as well as with the prevailing practices in each industry segment. In January 1996, Melville announced that its quarterly dividend would be reduced to $0.11 per share from $0.38 per share.

                                  *    *    *

               As of the date of this proxy statement, substantial progress has been made towards completion of the Restructuring Program, with the Footstar Spinoff constituting the principal component of the Restructuring Program that remains to be completed. The Corporation expects to complete the Footstar Spinoff on or about October 12, 1996 and has set October 2, 1996 as the record date for Melville shareholders entitled to receive a distribution of Footstar common stock in the Footstar Spinoff.

               The Board of Directors believes that the Proposal is in the best interests of the Corporation as it embarks on its post-Restructuring Program era. The proposed change of name to "CVS Corporation" is intended to communicate that the Corporation will be principally a chain drug company with CVS as its core business. The proposed reincorporation into Delaware and related charter and bylaw amendments are generally intended to modernize the holding company's charter and bylaws and to provide the corporate law advantages afforded by Delaware law as described below under "III. Proposal: To Change the State of Incorporation From New York to Delaware and to Effect Certain Charter Amendments--Principal Reasons for Changing the State of Incorporation."


         II.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                MANAGEMENT

               The following sets forth information as to beneficial ownership of Melville Common Stock as of August 31, 1996 by persons beneficially owning more than 5% of the Melville Common Stock, by directors of Melville, and by all directors and executive officers of Melville (who will be in office at the time of the Special Meeting) as a group. The Corporation is not aware of any person who owned beneficially more than 5% of the outstanding voting securities of the Corporation as of August 31, 1996, except as shown in the following table.

Principal Shareholders

                                                                                            Percent of
     Title of Class           Name and Address of Beneficial Owner       No. of Shares        Class*
    ----------------         --------------------------------------     --------------     ------------
Common Stock                 FMR Corp.(1)                                 13,552,054          12.8%
                              82 Devonshire Street
                              Boston, MA  02109
Common Stock                 Brinson Partners, Inc.(2)                     6,904,354           6.5%
                              209 S. LaSalle Street,
                              11th Floor
                              Chicago, IL 60604-1295
Series One ESOP              Melville Corporation and Subsidiaries         5,807,168           100%
 Convertible                  Employee Stock Ownership Plan Trust
 Preference                   c/o Bank of New York, as Trustee(3)
 Stock                        48 Wall Street
                              New York, NY  10005
--------------------

* This calculation is based on all outstanding shares of Common Stock and Series One ESOP Convertible Preference Stock as of August 31, 1996, and the percent of voting securities owned by FMR Corp., Brinson Partners, Inc. and the ESOP Trust are 12.1%, 6.2% and 5.2%, respectively.


1 FMR Corp. ("FMR") filed a statement with the Securities and Exchange Commission (the "SEC") dated July 10, 1996 on Schedule 13G under the Securities Exchange Act of 1934, as the parent holding company in accordance with Rule 13d-1(b)(ii)(G) of such Act, disclosing beneficial ownership of greater than 5% of the Corporation's Common Stock (13,552,054 shares). According to the statement, FMR and/or subsidiaries have neither shared voting power nor shared dispositive power over any of these shares, and FMR has certified that all of these shares were acquired in the ordinary course of business, and not for the purpose of changing or influencing the control of the Corporation.


2 Share ownership information relating to Brinson Partners, Inc. set forth in the table above is based on information contained in a 13(f) Filing Report obtained from CDA/Spectrum as of August 31, 1996.


3 Each participant in the Melville Corporation and Subsidiaries Employee Stock Ownership Plan ("ESOP") instructs the Trustee of the ESOP how to vote his or her shares. As to unallocated shares and shares with respect to which the Trustee receives no timely voting instructions, the Trustee, pursuant to the ESOP Trust Agreement, votes these shares in the same proportion as it votes all of the shares with respect to which it has received timely voting instructions. As of the date hereof, each share of Series One ESOP Convertible Preference Stock is entitled to one vote per share on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Melville Common Stock as a single class. For information on the expected adjustment to the voting rights of the Series One ESOP Convertible Preference Stock as a result of the Footstar Spinoff, see "V. Voting, Solicitation Of Proxies And Future Shareholder Proposals."

Management

               The names and beneficial ownership of the directors of the Corporation, and the aggregate beneficial ownership of all directors and executive officers of the Corporation who will be in office at the time of the Special Meeting) as a group, are set forth below.


                                                                        Ownership of            Percent
                                                                        Corporation's             of
   Title of Class                      Name                             Stock(1)                 Class
-------------------         ------------------------------             -------------------      ---------

Common Stock                Allan J. Bloostein                              8,500(2)               *
Common Stock                W. Don Cornwell                                 3,100(2)               *
Common Stock                Thomas P. Gerrity                               3,000(2)               *
Common Stock                Stanley P. Goldstein                          638,618(2)(3)(4)(5)      *
Common Stock                Michael H. Jordan                               8,400(2)               *
Common Stock                William H. Joyce                                4,000(2)               *
Common Stock                Terry R. Lautenbach                             7,800(2)               *
Common Stock                Harvey Rosenthal                              264,786(2)(3)(4)         *
Common Stock                Thomas M. Ryan                                118,223(2)(3)(4)         *
Common Stock                Ivan G. Seidenberg                              4,000(2)               *
Common Stock                Patricia Carry Stewart                          8,500(2)               *
Common Stock                M. Cabell Woodward, Jr.                        12,000(2)               *
Common Stock                All directors and executive                 1,199,659(2)(3)(4)(5)    1.1%
                            officers as a group (17 persons)

--------------------

*  Less than 1%.

(1) Unless otherwise indicated, ownership means sole voting and investment power. The number of shares and other information indicated in this table and, unless otherwise indicated, throughout this Proxy Statement, are as of August 31, 1996. The information in footnotes (2) and (3) below does not reflect any adjustments relating to the stock options to be made in connection with the Footstar Spinoff.

(2) The following shares of Common Stock included above for the indicated persons and group are not presently owned, but were subject to options which were outstanding on August 31, 1996 and were exercisable within 60 days thereafter: Mr. Goldstein, 452,000; Mr. Rosenthal, 239,666; Mr. Ryan, 59,600; each of Messrs. Bloostein, Jordan, Woodward and Ms. Stewart, 8,000; Mr. Lautenbach, 6,000; Mr. Seidenberg, 4,000; Mr. Joyce, 3,000; Mr. Cornwell, 3,000; Mr. Gerrity, 2,000; directors and executive officers as a group 879,866 (17 persons).

                                (Footnotes continued on following page.)


(3) The following shares of Common Stock included above for the indicated persons and group were granted under the Corporation's Omnibus Stock Incentive Plan and are subject to certain restrictions as to continued employment and transfer of such shares as provided in the plan: Mr. Goldstein, 7,946; Mr. Rosenthal, 4,730; Mr. Ryan, 28,610; executive officers as a group (7 persons) 78,176.

(4) The Melville Corporation and Subsidiaries Employee Stock Ownership Plan (the "ESOP") held as of August 31, 1996, 5,807,168 shares of the Corporation's Series One ESOP Convertible Preference Stock. The Bank of New York, the trustee of the ESOP, will vote shares held by the ESOP in proportion to instructions received from plan participants. As of December 31, 1995, the last date on which an allocation was made, Messrs. Goldstein and Rosenthal have each been allocated 671 shares; Mr. Ryan has been allocated 647 shares; and all executive officers as a group (7 persons) have been allocated 2,983 shares. These amounts have not been included in the above table.

(5) Of the shares shown opposite Mr. Goldstein's name, 9,434 shares are owned of record by a non-profit charitable foundation of which he is President and shares voting and investment power and 20,000 shares are owned by Mr. Goldstein's wife. Mr. Goldstein disclaims beneficial ownership of all such shares.




     III. PROPOSAL: TO CHANGE THE STATE OF INCORPORATION FROM NEW YORK TO DELAWARE AND TO EFFECT CERTAIN CHARTER AMENDMENTS

               The Corporation's Board of Directors has unanimously approved, and recommends for shareholder approval, the Proposal, including the Merger, the Merger Agreement (as defined below) and the Reincorporation (as defined below). These transactions will not result in any change in the business or the consolidated assets, liabilities or net worth of the reincorporated entity. In addition, the directors and officers of CVS will be the same as those of Melville. Reincorporation in Delaware by forming CVS as a new Delaware holding company will afford the advantages of certain provisions of the corporate laws of Delaware and will effect certain amendments to the holding company's organizational documents (including the change of name to "CVS Corporation").

               The Proposal entails (i) the change of the holding company's state of incorporation to Delaware from New York through the merger structure described below resulting in (x) shareholders owning shares of a new Delaware holding company named "CVS Corporation" and (y) the Corporation thereby becoming a wholly owned subsidiary of CVS, and (ii) in connection therewith, effecting the amendments to the holding company's certificate of incorporation and bylaws described below.

               The proposed reincorporation from New York to Delaware (the "Reincorporation") will be effected by a triangular merger structure pursuant to which Melville will become a wholly owned subsidiary of CVS. Under the proposed merger structure, CVS New York, Inc. ("Merger Sub"), a newly formed wholly-owned New York subsidiary of CVS organized for such purpose shall be merged with and into Melville (the "Merger"). Melville will be the surviving corporation (the "Surviving Corporation") in the Merger and will be renamed "CVS New York, Inc." Pursuant to the Merger, at the Effective Time and as further described below, each shareholder of the Corporation will receive an equal number of shares of CVS in exchange for each share of capital stock of the Corporation held by such shareholder immediately prior to the Effective Time.

               An Agreement and Plan of Merger (the "Merger Agreement"), in the form attached hereto as Appendix A, relating to the Merger has been unanimously approved by the Board of Directors. The Merger Agreement provides, however, that the Board of Directors may terminate the Merger Agreement and abandon the Merger, even after requisite shareholder approval thereof, if for any reason (including, but not limited to, the number of shares for which appraisal rights have been exercised and the cost to the Corporation thereof) the Board of Directors determines that it is inadvisable to proceed with the Merger. See "Rights of Dissenting Shareholders" below. The description contained herein of the Merger Agreement, the Merger and the Reincorporation does not constitute a full statement of such transactions, is a summary thereof and is subject to and qualified in its entirety by reference to the Merger Agreement and the other Appendices hereto.

               The Merger will become effective at such time, after the Merger Agreement has been duly authorized and adopted by the requisite approval of shareholders of Melville, as the certificate of merger is duly filed with the Secretary of State of the State of New York or at such later time as is specified in the certificate of merger (the "Effective Time"). From and after the Effective Time, the Surviving Corporation will possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Melville and Merger Sub, all as provided under New York law.

               The Certificate of Incorporation of CVS (the "CVS Charter") provides for the authorization of 350,120,619 shares of capital stock of which (i) 300,000,000 shares are Common Stock, $.01 par value per share ("CVS Common Stock"), (ii) 120,619 shares are Cumulative Preferred Stock, $.01 par value per share ("CVS Preferred Stock"), and (iii) 50,000,000 are Preference Stock, $1 par value per share ("CVS Preference Stock").

               At the Effective Time of the Merger, (i) each share of common stock, par value $1 per share ("Melville Common Stock"), of Melville issued and outstanding (or share credit with respect thereto), or held in the treasury of Melville, shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of CVS Common Stock issued and outstanding (or share credit with respect thereto) or held in the treasury of CVS, as the case may be (with the same rights, powers and privileges as the shares or share credits so converted); (ii) each share of Series One ESOP Convertible Preference Stock, par value $1 per share ("Melville ESOP Preference Stock"), of Melville issued and outstanding shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series One ESOP Convertible Preference Stock, par value $1 per share ("CVS ESOP Preference Stock"), of CVS issued and outstanding (with the same rights, powers and privileges as the shares so converted); (iii) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation; and (iv) each option (a "Melville Option") to purchase or acquire shares of Melville Common Stock which has been granted pursuant to any employee or director stock option or compensation plan or arrangement of Melville shall, without any action on the part of the optionee, be converted into an option to purchase or acquire the same number of shares of CVS Common Stock on the same terms and with the same exercise price as were applicable with respect to such Melville Option immediately prior to the Effective Time. Following the Effective Time, all Melville employee and director stock-based benefits or compensation plans and arrangements will be transferred to CVS, and all other Melville benefits and compensation plans and arrangements will be maintained by the Surviving Corporation or transferred to CVS.

               IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING MELVILLE STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CVS. OUTSTANDING CERTIFICATES FOR SHARES OF COMMON STOCK OR ESOP PREFERENCE STOCK OF THE CORPORATION SHOULD NOT BE DESTROYED OR SENT TO THE CORPORATION OR TO CVS. The CVS Common Stock will be listed on the New York Stock Exchange ("NYSE") under the symbol "CVS". Delivery of certificates for the Corporation's Common Stock and ESOP Preference Stock issued prior to the effectiveness of the Merger will constitute "good delivery" of shares in transactions subsequent to the Merger. Certificates representing shares of CVS Common Stock and CVS ESOP Preference Stock will be issued with respect to transfers consummated after the Effective Time. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

               PURSUANT TO THE MERGER, SHAREHOLDERS OF MELVILLE IMMEDIATELY PRIOR TO THE EFFECTIVE TIME WILL, AT THE EFFECTIVE TIME, BECOME STOCKHOLDERS OF CVS WHICH IS A DELAWARE CORPORATION WITH ITS OWN CERTIFICATE OF INCORPORATION AND BYLAWS, ALL OF WHICH WILL RESULT IN CHANGES IN THE RIGHTS OF THE STOCKHOLDERS.

               For additional information and details relating to these and other changes, reference is made to the CVS Charter, attached as Appendix B to this Proxy Statement, and the discussions below in this Proxy Statement under "--Principal Reasons for Changing the State of Incorporation To Delaware," "--Material Differences Between New York and Delaware Corporation Laws" and "--Material Changes in the CVS Charter and Bylaws From the Melville Charter and Bylaws." The discussion herein of the provisions of the CVS Charter and Bylaws is subject to, and qualified in its entirety by reference to, all the provisions of the CVS Charter and Bylaws attached hereto as Appendices B and C, respectively. Copies of the Certificate of Incorporation and By-laws of Melville are available for inspection at the principal office of Melville and copies will be sent to shareholders upon request.

Principal Reasons For Changing The State Of Incorporation To Delaware

               For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. Delaware corporate law offers a predictability, responsiveness and sophistication that is conducive to the transacting of business. As a result, many corporations initially choose Delaware as their domicile and many others have reincorporated in Delaware in a manner similar to that proposed by the Corporation. Because of Delaware's long-standing policy of encouraging incorporation in that state, and its consequent preeminence as the state of incorporation for many major corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Delaware has a more highly developed body of case law interpreting its corporate statutes than other states, and this case law advantage gives its corporate law an added measure of predictability that is crucial in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery which hears cases involving corporate law. Since the Court of Chancery has no jurisdiction over criminal or tort cases, its dockets are not backlogged. Moreover, appeals to the Supreme Court of Delaware in important corporate cases can be made and decided quite rapidly.

               For a discussion of certain differences in stockholders' rights and the powers of management under the Delaware General Corporation Law (the "Delaware GCL") and the New York Business Corporation Law (the "New York BCL") see "--Material Differences Between New York and Delaware Corporation Laws" and "--Material Changes in the CVS Charter and Bylaws From the Melville Charter and Bylaws."

               In the event the Proposal is not approved, the Corporation will remain a New York corporation and the holding company for the Melville group, and its Certificate of Incorporation and Bylaws will not be amended in connection herewith.

Material Differences Between New York and Delaware Corporation Laws

               The Merger will effect several changes in the rights of stockholders as a result of differences between the New York BCL and the Delaware GCL. The provisions of the New York BCL and Delaware GCL differ in numerous respects. Summarized below are certain of the principal differences between the New York BCL and the Delaware GCL affecting the rights of stockholders. This summary does not purport to be a complete statement of differences affecting stockholders' rights under the New York BCL and the Delaware GCL and is subject to, and qualified in its entirety by reference to, all the provisions thereof.

               Dividends.

               The Delaware GCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Under the New York BCL, dividends may be paid only out of surplus.

               Vote Required for Certain Transactions.

               The New York BCL requires that certain mergers and consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of two-thirds of the outstanding stock entitled to vote thereon. Under the Delaware GCL, such transactions require approval by the holders of a majority of the outstanding stock entitled to vote thereon, and a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation is effected,
(ii) each share of its stock outstanding immediately prior to the effective time is to be an identical outstanding or treasury share of the surviving corporation after the effective time, and (iii) the merger results in no more than a 20% increase in its outstanding common stock.

               Holding Company Reorganization.

               A new Section 251(g) has been added to the Delaware GCL permitting a Delaware corporation to reorganize as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such stockholder approval under existing law.

               Thus, the resulting holding company must be a Delaware corporation and have the same certificate of incorporation (except for provisions that could have been amended or deleted without stockholder approval), bylaws, and directors that the corporation had prior to the reorganization. The corporation or its successor must, as a result of the reorganization, become a direct or indirect wholly owned subsidiary of the holding company and must retain the same certificate of incorporation and bylaws that the corporation had prior to the reorganization (except that the capitalization may be reduced and except for the addition of the provision described in the next sentence). To ensure that the voting rights of the stockholders of the corporation are not changed or evaded as a result of the reorganization, the statute requires that the certificate of incorporation of the corporation provide that any extraordinary transactions involving the corporation be approved by the stockholders of the holding company by the same vote required of the stockholders of the corporation under the Delaware GCL and/or by the corporation's certificate of incorporation. To ensure that any restrictions on stockholders of the corporation imposed by Section 203 or any exemption from such restrictions remain unaffected by a holding company reorganization, the statute further provides that the provisions of Section 203 will apply to persons who are stockholders of the holding company immediately after the effectiveness of a holding company reorganization to the same extent that they applied to stockholders of the corporation immediately prior to the reorganization. In order for no stockholder vote to be required, a holding company reorganization must be tax-free for federal income tax purposes to stockholders of the corporation. Appraisal rights are not available to stockholders in a merger that qualifies as a holding company reorganization.

               There is no analogous provision under the New York BCL.

               Dissenters' Rights of Appraisal.

               Under the New York BCL, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all the assets of a corporation. The Delaware GCL provides similar rights and procedures for mergers and consolidations only. Furthermore, under the Delaware GCL, even in the case of a merger or consolidation, such dissenters' appraisal rights are not provided for shares of a constituent corporation that are listed on a national securities exchange or the NASDAQ National Market System or are held of record by more than 2,000 stockholders, so long as the only consideration to be received by holders in such merger or consolidation consists of any combination of (i) shares of stock of the surviving corporation, (ii) shares of stock of any corporation, which shares are listed on a national securities exchange or the NASDAQ National Market System or are held of record by more than 2,000 stockholders, or (iii) cash in lieu of fractional shares.

               The availability of appraisal rights to shareholders of the Corporation who dissent with respect to the Merger is discussed under "Rights of Dissenting Shareholders" below.

               Business Combination Statutes.

               The New York BCL prohibits any "business combination" (as therein defined) between a "resident domestic corporation" and an "interested shareholder" for a period of five years after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the resident domestic corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After such five year period has elapsed, such a business combination is permitted only if
(i) it is approved by a majority of the outstanding voting stock not owned by the interested shareholder or its affiliate or (ii) certain statutory fair price requirements are met. A "resident domestic corporation" is defined as any corporation that (i) is incorporated in New York, (ii) has its principal executive offices and significant business operations in New York or has at least 250 employees or 25% of its employees employed primarily in New York (including employees of its 80% subsidiaries), and
(iii) has at least 10% of its voting stock beneficially owned by New York residents. An "interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock of the corporation.

               Section 203 of the Delaware GCL prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that date the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (not counting shares owned by persons who are directors and also officers and not counting certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board of directors and approved at meeting (not by written consent) by at least two-thirds of the outstanding voting stock not owned by the interested stockholder. The Delaware GCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike the New York BCL, the Delaware GCL does not require, in order to be covered by these statutory provisions, that the corporation's principal executive offices or significant operations be located in Delaware or that at least a specified percentage of its voting stock be beneficially owned by Delaware residents. Accordingly, the provisions of Section 203 of the Delaware GCL will apply to CVS.

               Corporate Action by Written Consent Without a Stockholders' Meeting.

               The New York BCL permits corporate action without a shareholders' meeting only upon the unanimous written consent of holders of all outstanding shares entitled to vote on such action. The Delaware GCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at an annual or special meeting may be taken without a meeting of stockholders upon the written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the proposed corporate action at a meeting at which all shares entitled to vote thereon were present and voted, and then requires the corporation to provide prompt notice of the actions taken through such procedure to the stockholders who did not consent with respect to such action. The CVS Charter expressly includes a provision requiring that corporate action by stockholders can only be taken by unanimous written consent in order to provide the same protection currently afforded the Corporation's shareholders.

               Classification of the Board of Directors.

               The New York BCL permits a classified board with as many as four classes (with each class to be as nearly equal in number as possible), but forbids fewer than three directors in any class. The Delaware GCL permits a classified board of directors with as many as three classes, without specifying any minimum number required in each class. The CVS Charter does not provide for a classified board of directors.

               Number of Directors.

               Under the Delaware GCL, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the bylaws or in the certificate of incorporation, but if fixed in the certificate of incorporation, may be changed only by amendment of the certificate of incorporation. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the bylaws. The CVS Charter provides that the number of CVS directors shall be between three and eighteen as determined by the Board.

               Under the New York BCL, the number of directors may not be less than three, and any higher number may be fixed by the by-laws or by action of the shareholders or of the board of directors under the specific provisions of the by-laws adopted by the shareholders. The number of directors may be increased or decreased by amendment of the by-laws or by action of the shareholders or of the board of directors under the specific provisions of a by-law adopted by the shareholders, subject to certain limitations.

               Issuance to Officers, Directors and Employees of Rights or Options to Purchase Shares.

               The New York BCL requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The Delaware GCL does not require stockholder approval of such transactions. However, CVS will be subject to various other applicable legal requirements, such as rules of the Securities and Exchange Commission and the NYSE, which may make stockholder approval of certain rights or option plans and grants thereunder necessary or desirable in certain circumstances.

               Loans to Directors.

               Under the Delaware GCL, loans may be made to employees or officers, even those who are also directors, if the Board of Directors finds that the loan may benefit the corporation. The New York BCL requires that loans to directors be authorized by an affirmative vote of shareholders (excluding, for this purpose, shares of the director who is the proposed borrower).

               Redeemable Shares.

               The Delaware GCL permits redeemable shares to be subject to redemption, in accordance with the terms thereof, by the corporation at its option or at the option of the holders thereof, provided that at the time of such redemption, the corporation has outstanding shares of at least one class or series of stock with full voting powers which are not subject to redemption. The New York BCL generally permits redemption of common shares only at the option of the corporation.

               Consideration for Shares.

               Under the New York BCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitutes payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options granted to directors, officers or employees under a plan permitting installment payments). Under the Delaware GCL, shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) for the full subscription price or having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

               Inspection of Stockholders List.

               With respect to the inspection of shareholder lists, the New York BCL provides a right of inspection, upon at least five days' written demand, to (i) any person who shall have been a shareholder of record for at least six months immediately preceding his demand or (ii) any person holding, or thereunto authorized in writing by the holders of, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose that is in the interest of a business or object other than the business of the corporation.

               The Delaware GCL permits any stockholder to inspect the stockholders list for any purpose reasonably related to such person's interest as a stockholder. In addition, for a period of at least ten days prior to each stockholders meeting, a list of stockholders entitled to vote at the meeting shall be open for examination by any stockholder for any purpose germane to the meeting.

Material Changes in the CVS Charter and Bylaws From the Melville Charter and Bylaws

               The CVS Charter and Bylaws (in the forms attached as Appendices B and C, respectively, to this Proxy Statement) will be in effect at the Effective Time and will govern the rights of stockholders in the event the Proposal is approved. The CVS Charter is substantially similar to the Melville Charter. Except for the provisions relating to change in name, corporate purpose, indemnification and limitation of liability, the ability to call special meetings of stockholders, and amending the bylaws, the differences between the two are primarily as a result of differences between the New York BCL and the Delaware GCL. Set forth below is a summary of the material changes in the CVS Charter and Bylaws from the Melville Charter and Bylaws. The bylaws of CVS and Melville are substantially similar except that the bylaws of CVS reflect the Delaware GCL and the provisions of the CVS Charter. The following summary does not purport to be a complete statement of such changes or of the CVS Charter and Bylaws and is qualified in its entirety by reference to such Charter and Bylaws documents. Copies of the Certificate of Incorporation and By-laws of Melville are available for inspection at the principal office of Melville and copies will be sent to shareholders upon request.

               Name of Corporation.

               The Delaware corporation, the stock of which will be issued to stockholders in the Merger, will be named "CVS Corporation".

               Purpose Clause.

               The purpose clause in the CVS Charter will permit CVS "to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended."

               The current Melville purpose clause includes numerous purposes reflecting a company principally engaged in the shoe business, as well as other related retail businesses.

               By virtue of the change, the CVS Charter will contain a purpose clause that is in keeping with modern Delaware corporate charters and will afford CVS flexibility in its corporate purposes and activities.

               Indemnification and Limitation of Liability.

               The CVS Charter provides for indemnification of directors and officers (including provisions authorizing the advancement of expenses incurred in connection with certain applicable proceedings) to the fullest extent permitted by the Delaware GCL.

               Provisions relating to indemnification of directors and officers of Melville are included in Melville's Bylaws rather than in the Melville Charter. Such provisions provide for indemnification of directors and officers to the fullest extent permitted by applicable New York law (and also provide for advancement of expenses upon receipt of a repayment undertaking to the extent such person is ultimately determined not to be entitled to indemnification). Indemnification is stated to be available where an officer or director has been successful, on the merits or otherwise, in the defense of a civil or criminal action or certain types of proceedings. Any other indemnification, unless awarded by a court, is available only if authorized by the corporation in the specific case (i) by the Board of Directors acting by a quorum of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the specified standard of conduct or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (a) by the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper because the specified standard of conduct has been met or (b) by the shareholders upon a finding that such officer or director has met the specified standard of conduct. The relevant Bylaw provisions also require that, if a person is indemnified otherwise than by court order or action of the shareholders, the corporation notify the shareholders within a specified time period of certain facts relating to such indemnification.

               The CVS Charter expressly authorizes the corporation to purchase and maintain directors and officers liability insurance to insure against liabilities or losses incurred in such capacities whether or not the corporation would have the power to indemnify the individual under the Delaware GCL. There is no similar provision in the Melville Charter or Bylaws.

               Furthermore, the CVS Charter provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law. There is no similar provision in the Melville Charter or Bylaws. This provision in the CVS Charter is intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care by a director. As a result of the inclusion of such a provision, stockholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to stockholders in any particular situation, stockholders may not have an effective remedy against a director in connection with such conduct.

               In general, the purpose of the changes in the CVS Charter is to provide indemnification and exculpation provisions that are customary in modern charter documents of Delaware corporations (particularly in charter documents of major, public corporations that have incorporated in Delaware).

               Stockholder Action by Unanimous Written Consent; Special
Meetings.

               The New York BCL permits corporate action without a shareholder meeting only upon the written consent of all shareholders entitled to vote on such action. Accordingly, the Melville Charter does not contain a provision prohibiting shareholder action by written consent. Since the Delaware GCL permits that, unless the certificate of incorporation expressly provides otherwise, corporate action may be taken without a meeting of stockholders upon the written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the proposed corporate action at a meeting, the CVS Charter expressly includes a provision requiring that corporate action by stockholders can only be taken by unanimous written consent in order to provide the same protection currently afforded the Corporation's stockholders.

               Melville's Bylaws (and not the Melville Charter) contain provisions that state that special meetings of shareholders (other than those regulated by statute) may be called in writing by the Chairman of the Board of Directors, the President or by a vote of the majority of the Board of Directors then holding office.

               The CVS Charter contains a similar provision that provides that a special meeting of stockholders may only be called by the Board of Directors, the Chairman of the Board of Directors or the President and may not be called by any other person. The CVS Charter also provides that whenever holders of one or more classes or series of CVS Preferred Stock or CVS Preference Stock have the right, voting separately as a class or series to elect directors, such holders may call, pursuant to the terms of the charter (or of the applicable resolution or resolutions adopted by the Board of Directors), special meetings of holders of such CVS Preferred Stock or CVS Preference Stock.

               Change in Par Value of Certain Authorized Capital Stock.

               The CVS Charter authorizes the Corporation to issue the same number of shares of CVS Common Stock, Preferred Stock and Preference Stock as does the Melville Charter, but the CVS Charter (i) reduces the par value of the CVS Common Stock to $.01 par value per share from the $1 par value per share of Common Stock set forth in the Melville Charter and (ii) reduces the par value per share of the CVS Preferred Stock to $.01 per from the $100 par value per share of Preferred Stock set forth in the Melville Charter. One effect of this change in par value is to reduce CVS' franchise taxes payable in Delaware which are calculated based on the par value and number of shares of the authorized capital stock.

               Deletion of Terms of Cumulative Preferred Stock--Series B.

               The terms of the Cumulative Preferred Stock--Series B are not included in the CVS Charter since no shares of Cumulative Preferred Stock--Series B of Melville will be outstanding immediately prior to the Effective Time. CVS has 120,619 shares of Cumulative Preferred Stock authorized for issuance, none of which will be outstanding immediately following the Effective Time.

               Amending the Bylaws.

               The CVS Charter and Bylaws provide for the alteration, amendment or repeal of the bylaws or the adoption of new bylaws by the stockholders entitled to vote thereon at any annual or special meeting or by the Board of Directors.

               The Melville Bylaws authorize the shareholders to amend, repeal or adopt bylaws by the affirmative vote of the holders of a majority of all the shares outstanding and entitled to vote at any regular or special meeting of the shareholders, if notice of the proposed alteration or amendment is contained in the notice of the meeting and subject to certain notice requirements in the event of a change in the time or place for the election of directors. The Melville Bylaws also authorize the Board of Directors to adopt, amend or repeal the bylaws of the Corporation, but (i) any amendment changing the number of directors requires the vote of a majority of the entire Board, (ii) any Board action amending the bylaws may be amended by the shareholders, and (iii) any Board action amending the bylaws requires certain notice to shareholders.

               Time for Annual Meeting.

               The CVS Bylaws provide that the annual meeting of the stockholders of CVS shall be held on the second Tuesday of May of each year or on such other day in the month of May as the Board of Directors may determine. A similar provision in the Melville Bylaws requires that annual meetings be held on the second Tuesday of April of each year.

               Deletion of Bylaw Provisions relating to Divisions.

               The Melville bylaw provisions relating to divisions (including the organization thereof, appointment of officers of divisions and establishment of bylaws of divisions) are not included in the CVS Bylaws, since such provisions will not be relevant to CVS which will be principally a chain drug company as a result of the Restructuring Program.

               Other Changes to Reflect Technical Differences between Delaware Law and New York Law.

               In addition to the changes described above, certain technical changes have been made in the CVS Charter and Bylaws from the Melville Charter and Bylaws to reflect differences between the Delaware GCL and the New York BCL. Such technical changes include: designation of a registered office and registered agent in the State of Delaware; changes in the minimum and maximum number of days applicable for giving notice of meetings and for setting record dates; and changing references in the Bylaws to place (for example, the place for certain meetings) or to applicable law from New York to Delaware.

Rights of Dissenting Shareholders

               Section 910 of the New York BCL sets forth the rights of shareholders of the Corporation who object to the Merger which will take place if the Proposal is approved. Any shareholder of the Corporation who does not vote in favor of the Proposal or who duly revokes his or her vote in favor of the transaction may, if the Merger is consummated, have the right to seek to obtain payment in cash of the fair value of his shares by strictly complying with the requirements of Section 623 of the New York BCL ("Section 623").

               The dissenting shareholder must file with the Corporation before the taking of the vote on the Proposal a written objection including a statement of election to dissent, such shareholder's name and residence address, the number and classes of shares of stock (Common Stock or ESOP Preference Stock or both) as to which dissent is made (which number may not be less than all of the shares as to which such shareholder has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated. Any such written objection should be addressed to:
Melville Corporation, One CVS Drive, Woonsocket, Rhode Island 02895,
Attention: Secretary.

               Within ten days after the vote of shareholders authorizing the Proposal, the Corporation must give written notice of such authorization to each such dissenting shareholder. Within twenty days after the giving of such notice, any shareholder to whom the Corporation failed to give notice of the Special Meeting who elects to dissent from the Merger must file with the Corporation a written notice of such election, stating such shareholder's name and residence address, the number and classes of shares of stock (Common Stock or ESOP Preference Stock or both) as to which dissent is made (which number may not be less than all of the shares as to which such shareholder has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated.

               At the time of filing the notice of election to dissent or within one month thereafter, dissenting shareholders must submit certificates representing the applicable shares to the Corporation or its transfer agent, ChaseMellon Shareholder Services, LLC, for notation thereon of the election to dissent, after which such certificates will be returned to the shareholder. Any shareholder who fails to submit his or her share certificates for such notation shall, at the option of the Corporation exercised by written notice to the shareholder within 45 days from the date of filing of the notice of election to dissent, lose such shareholder's appraisal rights unless a court, for good cause shown, shall otherwise direct.

               Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the shareholders' vote authorizing the Merger), the Corporation must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each shareholder who has filed such notice of election to pay for the shares at a specified price which the Corporation considers to be their fair value. If the Corporation and the dissenting shareholder are unable to agree as to such value, Section 623 provides for judicial determination of fair value. In the event of such a disagreement, a proceeding shall be commenced by the Corporation in the Supreme Court of the State of New York, County of New York, or by the dissenting shareholder if the Corporation fails to commence the proceeding within the time period required by Section 623 of the New York BCL. The Corporation intends to commence such a proceeding in the event of such a disagreement.

               A negative vote on the Proposal does not constitute a "written objection" filed by an objecting shareholder. Failure by a shareholder to vote against the Proposal will not, however, constitute a waiver of rights under Section 623 provided that a written objection has been properly filed and such shareholder has not voted in favor of the Proposal.

               The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section, a copy of which is attached in full as Appendix D. Each shareholder intending to exercise dissenter's rights should review Appendix D carefully and consult such shareholder's counsel for a more complete and definitive statement of the rights of a dissenting shareholder and the proper procedure to follow to exercise such rights.

               Because the Proposal does not involve any change in the nature of the Corporation's business but only involves technical corporate matters such as the Reincorporation, the Merger and the charter amendments described herein, management hopes that no shareholder will exercise a dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after shareholder approval, if for any reason the Board of Directors determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Corporation thereof.

Federal Income Tax Consequences

               The Corporation has been advised by counsel that holders of the Melville Common Stock and Melville ESOP Preference Stock who do not exercise their dissenters' rights will not recognize gain or loss for federal income tax purposes as a result of the Merger and the conversion of their shares into shares of CVS, and no gain or loss will be recognized therefrom by CVS or Melville. In addition, the Corporation has been advised by counsel that the basis of the shares of CVS in the hands of each stockholder will be the same as the basis of the holder's shares of the Corporation, and the holding period for shares of CVS will include the holding period for shares of the Corporation provided that the shares of the Corporation were held as capital assets at the date of the Merger. Shareholders who exercise their dissenters' rights to obtain payment for their shares will recognize gain or loss.

               All shareholders should consult their tax advisers as to the particular tax consequences of the Merger to them, including the applicability and effect of state, local and foreign tax laws.

Vote Required For Approval Of The Proposal

               Approval of the Proposal will require the affirmative vote of two-thirds of the outstanding shares of Melville Common Stock and Melville ESOP Preference Stock entitled to vote thereon at the Special Meeting, voting as a single class. Proxies solicited by the Board of Directors will be voted FOR the Proposal, unless shareholders specify otherwise.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


                              IV.   OTHER MATTERS

               Management does not intend to present, and has no knowledge that others will present, at the Special Meeting matters other than those set forth herein. If any other matters properly come before the Special Meeting, however, it is the intention of the persons named in the enclosed Proxy to vote the shares represented in accordance with their judgment, pursuant to the discretionary authority granted therein.


                   V.   VOTING, SOLICITATION OF PROXIES AND
                         FUTURE STOCKHOLDER PROPOSALS

               The outstanding voting securities of the Corporation are the shares of Melville Common Stock and Melville ESOP Preference Stock. Under New York law and the Melville Charter, each share of Melville Common Stock outstanding on the record date is entitled to one vote at the Special Meeting of shareholders. Under the Melville Charter, the holders of Melville ESOP Preference Stock are entitled to vote on all matters submitted to a vote of holders of Melville Common Stock, voting together with the Melville Common Stock as a single class. Each share of Melville ESOP Preference Stock is entitled to the number of votes equal to the number of shares of Melville Common Stock into which such share of Melville ESOP Preference Stock could be converted (the "ESOP Conversion Rate") on the record date for the applicable meeting. Prior to giving effect to the Footstar Spinoff, the ESOP Conversion Rate is one (and accordingly each share of Melville ESOP Preference Stock is entitled to one vote) determined by dividing $53.45 by the "ESOP Conversion Price", which is initially $53.45 per share. In connection with the Footstar Spinoff, the ESOP Conversion Price (which prior to the Footstar Spinoff is $53.45 per share), and accordingly the ESOP Conversion Rate and the number of votes per share of Melville ESOP Preference Stock, will be adjusted by multiplying the ESOP Conversion Price in effect immediately prior to the Footstar Spinoff by the fraction the numerator of which is (a) the product of (x) the number of shares of Melville Common Stock outstanding immediately before the Footstar Spinoff by (y) the fair market value (as defined in the Melville Charter) of a share of Melville Common Stock on the record date with respect to the Footstar Spinoff (such product of (x) and (y) being the "Melville Prespinoff Market Cap"), minus (b) the aggregate fair market value (as defined in the Melville Charter) of the stock distributed in the Footstar Spinoff, and the denominator of which is the Melville Prespinoff Market Cap. By way of example, if, at the relevant determination time, the Melville Prespinoff Market Cap were $4.65 billion and such aggregate fair market value of the stock distributed in the Footstar Spinoff were $635 million, the ESOP Conversion Rate (and accordingly the number of votes to which each share of Melville ESOP Preference Stock is entitled) would be adjusted from 1.0 to approximately 1.16. The actual adjustment in the ESOP Conversion Rate as a result of the Footstar Spinoff will vary depending on fair market values of the Melville Common Stock and Footstar common stock during the applicable measurement period provided for in the Melville Charter, and the foregoing example may not be indicative of the actual adjustment that will be effected in the ESOP Conversion Rate as a result of the Footstar Spinoff or of the fair market values of the Melville Common Stock or Footstar common stock during the applicable measurement period or at any present or future time.

               Each participant in the ESOP instructs the Trustee of the ESOP how to vote his or her shares. As to unallocated shares and shares with respect to which the Trustee receives no timely voting instructions, the Trustee, pursuant to the ESOP Trust Agreement, votes these shares in the same proportion as it votes all of the shares with respect to which it has received timely voting instructions.

               The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes constitutes a quorum. As of August 31, 1996, there were issued and outstanding and entitled to vote 106,069,384 shares of Melville Common Stock and 5,807,168 shares of Melville ESOP Preference Stock.

               The Proxy, if returned properly executed and not subsequently revoked by written notice delivered to the Secretary of the Corporation or in person at the meeting, will be voted in accordance with the choice made by the shareholder. If no instructions are indicated but the Proxy is executed, the Proxy will be voted "FOR" the Proposal.

               Votes are tabulated by the Corporation's transfer agent using the transfer agent's automated system. Pursuant to New York law, approval of the Proposal requires the affirmative vote of two-thirds of all outstanding shares entitled to vote thereon.

               Abstentions are counted in determining the number of outstanding shares entitled to vote but are not counted as votes cast for a proposal; therefore, abstentions will have the effect of a vote against the Proposal.

               Brokers holding shares in street name for beneficial owners must vote those shares according to specific instructions they receive from the owners. Under applicable rules, if specific instructions are not received, however, brokers have the authority to vote the shares in their discretion on certain "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. The vote on the Proposal is considered a "non-routine" matter on which brokers may not vote in their discretion. Broker non-votes on the Proposal will have the effect of a vote against the Proposal.

               THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON NOVEMBER 19, 1996 AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. Only shareholders of record at the close of business on October 2, 1996 will be entitled to notice of, and to vote at, the meeting and at any adjournment or adjournments thereof. Anyone giving a Proxy may revoke it at any time before it is exercised by notifying the Secretary of the Corporation in writing that the Proxy is revoked or by attending and voting in person at the meeting.

               The cost of the solicitation of Proxies will be borne by the Corporation. The Corporation has retained Morrow & Co. to assist it in the solicitation of Proxies for a fee of $9,000.00. In addition, solicitations may be made by mail, telephone, telegraph and personal interview, by the directors, officers and regularly engaged employees of the Corporation, without extra compensation.

               Stockholder proposals intended for inclusion in the Proxy Statement relating to the next annual meeting of stockholders must be received by the Secretary of the Corporation at One CVS Drive, Woonsocket, Rhode Island 02895, no later than November 7, 1996.

               If you do not plan to attend the Special Meeting of Shareholders on November 19, 1996 in person, the Corporation's management urges that you show your interest in the Corporation's affairs, whether your holdings are large or small, by promptly signing and returning the enclosed Proxy so that your stock may be voted. A postage paid return envelope is provided. The giving of such Proxy will not affect your right to vote in person should you later decide to attend the meeting.




                                          By order of the Board of Directors,





                                          Stanley P. Goldstein
                                          Chairman of the Board

MELVILLE CORPORATION
ONE CVS DRIVE
WOONSOCKET, RHODE ISLAND  02895                                  PROXY
 ..........................................................................
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 MELVILLE CORPORATION (THE "CORPORATION")

The undersigned hereby appoints Stanley P. Goldstein and Thomas M. Ryan, and each of them, the undersigned's true and lawful proxies, agents and attorneys, each with full power to act without the other and with full power of substitution and revocation, for and on behalf of the undersigned, to vote all the shares of Common Stock of the Corporation which the undersigned would be entitled to vote if present at the Special Meeting of Shareholders of the Corporation to be held at 10 a.m. Eastern Time, on November 19, 1996 at the offices of the Corporation, One CVS Drive, Woonsocket, Rhode Island 02895, and at any adjournment or adjournments thereof.


The undersigned hereby ratifies and confirms all that said proxy may lawfully do in the premises, and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or adjournments thereof. The undersigned acknowledges receipt of the notice of and proxy statement for said meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.




              (CONTINUED, AND TO BE MARKED, DATED AND SIGNED,
                            ON THE OTHER SIDE)
 .........................................................................
                           FOLD AND DETACH HERE


Please mark
your votes as
indicated in
this example               [X]


THE BOARD RECOMMENDS A VOTE "FOR" THE REINCORPORATION AND CHARTER AMENDMENT PROPOSAL. TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.


1.       Approval of the Reincorporation and Charter Amendment Proposal

FOR      AGAINST     ABSTAIN
[ ]            [ ]         [ ]

2. In their discretion, the proxies and each of them, are authorized to vote in accordance with their judgment upon such other business as may properly come before this meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS.

This Proxy is solicited on behalf of the Board of Directors. Please mark, sign, date and return this proxy card using the enclosed prepaid envelope. This Proxy must be returned for your shares to be voted at the meeting in accordance with your instructions if you do not plan to attend the meeting. Please indicate any change in address.


Signature(s) _____________________________________________________

Date ________________
   NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

 ..............................................................................
                             FOLD AND DETACH HERE


MELVILLE CORPORATION
ONE CVS DRIVE
WOONSOCKET, RHODE ISLAND 02895                                       PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                   MELVILLE CORPORATION (THE "CORPORATION")

The undersigned hereby instructs The Bank of New York, as trustee*, to vote all the shares of Series One Convertible ESOP Preference Stock (the "ESOP Preference Stock") of the Corporation which the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Corporation to be held at 10 a.m. Eastern Time, on November 19, 1996, at the offices of the Corporation, One CVS Drive, Woonsocket, Rhode Island 02895, and at any adjournment or adjournments thereof.

The undersigned hereby ratifies and confirms all that said proxy may lawfully do in the premises, and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or adjournments thereof. The undersigned acknowledges receipt of the notice of and proxy statement for said meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE REINCORPORATION AND CHARTER AMENDMENT PROPOSAL.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY WILL BE VOTED FOR THE REINCORPORATION AND CHARTER AMENDMENT PROPOSAL.

* THE BANK OF NEW YORK, AS TRUSTEE, HAS APPOINTED CHASEMELLON SHAREHOLDER SERVICES, LLC AS AGENT TO TALLY THE VOTES.





                (CONTINUED, AND TO BE MARKED, DATED AND SIGNED,
                              ON THE OTHER SIDE)
 ..............................................................................
                             FOLD AND DETACH HERE


Please mark
your votes as
indicted in
this example               [X]


THE BOARD RECOMMENDS A VOTE "FOR" THE REINCORPORATION AND CHARTER AMENDMENT PROPOSAL. TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.


1.       Approval of the Reincorporation and Charter Amendment Proposal

FOR      AGAINST     ABSTAIN
[ ]            [ ]         [ ]


2. In its discretion, The Bank of New York, as trustee, is authorized to vote in accordance with its judgment upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS.

This Proxy is solicited on behalf of the Board of Directors. Please mark, sign, date and return this proxy card using the enclosed prepaid envelope. This Proxy must be returned for your shares to be voted at the meeting in accordance with your instructions if you do not plan to attend the meeting. Please indicate any change in address.


Signature(s) __________________________________________________  Date
__________________
   NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

 ..............................................................................
                             FOLD AND DETACH HERE


                                                         Appendix A


                         AGREEMENT AND PLAN OF MERGER

               AGREEMENT AND PLAN OF MERGER dated as of August 30, 1996 among Melville Corporation, a New York corporation ("Melville"), CVS Corporation, a Delaware corporation ("CVS"), and CVS New York, Inc., a New York corporation and a wholly owned subsidiary of CVS ("Merger Subsidiary").

               Whereas, Melville is a New York Stock Exchange-listed public company incorporated in New York, and the Board of Directors considers it to be in the best interests of Melville and its shareholders that Melville be reincorporated in Delaware (the "Reincorporation");

               Whereas, this Agreement and Plan of Merger is being entered into in order to implement the Reincorporation, as a result of which Melville will become a wholly-owned subsidiary of CVS;

               Whereas, there are issued and outstanding as of the date hereof: (i) as to Melville, 106,069,384 shares of Melville Common Stock (as defined below), and 5,807,168 shares of Melville ESOP Preference Stock (as defined below), and (ii) as to Merger Subsidiary, 100 shares of common stock, $1.00 par value per share;

               Whereas, (i) as to Melville, this Agreement and Plan of Merger will be submitted for approval by holders of Melville Common Stock and Melville ESOP Preference Stock, voting as a single class, and (ii) as to Merger Subsidiary, this Agreement and Plan of Merger will be submitted for approval by CVS, the sole holder of its common stock;

               Whereas, Melville and Merger Subsidiary, and the respective Boards of Directors thereof, deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge Merger Subsidiary with and into Melville pursuant to the provisions of the New York Business Corporation Law ("New York Law") upon the terms and conditions hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties hereto contained herein, the parties hereto agree as follows:

               Section 1. The Merger. (a) At the Effective Time (as defined below), Merger Subsidiary shall be merged (the "Merger") with and into Melville in accordance with New York Law, whereupon the separate existence of Merger Subsidiary shall cease, and Melville shall be the surviving corporation (the "Surviving Corporation"). Surviving Corporation shall continue to exist pursuant to the provisions of the New York Business Corporation Law, except that its name will be changed from "Melville Corporation" to "CVS New York, Inc." The separate existence of Merger Subsidiary, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at the Effective Time in accordance with the provisions of New York Law.

               (b) From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Melville and Merger Subsidiary, all as provided under New York Law.

               Section 2.  Conversion of Shares; Stock Options.

               At the Effective Time (subject to Section 3):

               (a) Each share of common stock, par value $1 per share ("Melville Common Stock"), of Melville issued and outstanding (or share credit with respect thereto), or held in the treasury of Melville, shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $.01 per share ("CVS Common Stock"), of CVS, issued and outstanding (or share credit with respect thereto) or held in the treasury of CVS, as the case may be (with the same rights, powers and privileges as the shares or share credits so converted).

               (b) Each share of Series One ESOP Convertible Preference Stock, par value $1 per share ("Melville ESOP Preference Stock"), of Melville issued and outstanding shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series One ESOP Convertible Preference Stock, par value $1 per share ("CVS ESOP Preference Stock"), of CVS issued and outstanding (with the same rights, powers and privileges as the shares so converted).

               (c) Each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

               (d) Each option (a "Melville Option") to purchase or acquire shares of Melville Common Stock which has been granted pursuant to any employee or director stock option or compensation plan or arrangement of Melville shall, without any action on the part of the optionee, be converted into an option to purchase or acquire the same number of shares of CVS Common Stock on the same terms and with the same exercise price as were applicable with respect to such Melville Option immediately prior to the Effective Time.

               Section 3. Dissenting Shares. Notwithstanding Section 2, to the extent that, under Sections 910 and 623 of the New York Business Corporation Law, a shareholder of Melville has any right to receive payment of the fair value of his Melville shares in connection with the Merger ("appraisal rights") and such shareholder, by complying with said Section 623, enforces such rights, the shares of Melville capital stock held by such shareholder shall not be converted pursuant to Section 2, unless such holder fails to perfect or withdraws or otherwise loses such appraisal rights. If after the Effective Time such holder fails to perfect or withdraws or loses his appraisal rights, such holder's shares of Melville capital stock shall be treated as if they had been converted as of the Effective Time pursuant to Section 2.

               Section 4. Certificate of Incorporation and Bylaws; Directors and Officers. (a) The certificate of incorporation of Merger Subsidiary in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law.

               (b) The bylaws of Merger Subsidiary in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

               (c) The certificate of incorporation and bylaws of CVS in effect at the Effective Time shall be in the forms attached as Appendices B and C, respectively, to the related Proxy Statement mailed to Melville shareholders, until amended in accordance with applicable law.

               (d) From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law,
(i) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation, and (ii) the officers of Merger Subsidiary at the Effective Time shall be the officers of the Surviving Corporation.

               (e) From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law,
(i) the directors of Melville at the Effective Time shall be the directors of CVS, and (ii) the officers of Melville at the Effective Time shall be the officers of CVS.

               Section 5. Procedures Regarding Stock Certificates. From and after the Effective Time, (i) each outstanding share certificate theretofore representing shares of Melville Common Stock shall represent the same number of shares of CVS Common Stock, and (ii) each outstanding share certificate theretofore representing shares of Melville ESOP Preference Stock shall represent the same number of shares of CVS ESOP Preference Stock. Each holder of a certificate or certificates theretofore representing shares of capital stock of Melville may, but shall not be required to, surrender the same to CVS for cancellation and exchange or transfer, and each such holder or his transferee shall be entitled to receive certificates representing one share of the corresponding capital stock (as provided in the first sentence of this Section 5) of CVS for each share of capital stock of Melville represented by the certificates surrendered. Until so surrendered for cancellation and exchange or transfer each outstanding certificate which, prior to the Effective Time, represented shares of capital stock of Melville, shall be deemed and treated for all purposes to represent the ownership of the same number of shares of the corresponding capital stock (as provided in the first sentence of this Section 5) of CVS as though such surrender had taken place.

               Section 6. Submission to Shareholders for Approval; Effective Time. This Agreement shall be submitted for approval to the shareholders of Melville (and to the shareholder of Merger Subsidiary) at meetings which shall be convened on or prior to November 19, 1996, or such other dates as may be agreed on by the parties, as provided by New York Law. If this Agreement is duly authorized and adopted by the requisite approval of shareholders of Melville and of the shareholder of Merger Subsidiary and this Agreement is not terminated pursuant to the provisions of Section 7 hereof, Melville and Merger Subsidiary will file a certificate of merger with the Secretary of State of the State of New York and make all other filings or recordings required by New York Law in connection with the Merger. The Merger shall become effective at such time as the certificate of merger is duly filed with the Secretary of State of the State of New York or at such later time as is specified in the certificate of merger (the "Effective Time").

               Section 7. Termination. (a) At any time prior to the filing of the certificate of merger with the Secretary of State of the State of New York, this Agreement may be terminated by the Board of Directors of either Melville or Merger Subsidiary, notwithstanding the approval of this Agreement by either or both the shareholders of Melville and the shareholder of Merger Subsidiary, if for any reason the board of directors of Melville or Merger Subsidiary determines that it is inadvisable to proceed with the Merger, including, without limitation, giving consideration to the number of shares for which appraisal rights have been exercised and the cost to Melville thereof.

               (b) In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 7(a), this Agreement shall become null and void and have no effect, without any liability on the part of either Melville or Merger Subsidiary or any of their respective shareholders, directors or officers.

               Section 8. Miscellaneous. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

               (b) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



               IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed on behalf of each of the constituent corporations parties thereto.

                                       CVS NEW YORK, INC.,
                                         a New York corporation

                                       By:    /s/ Stanley P. Goldstein
                                              ---------------------------
                                       Name:  Stanley P. Goldstein
                                       Title: Chief Executive Officer

Attest:

/s/ Zenon Lankowsky
---------------------------
Zenon Lankowsky, Secretary


                                       MELVILLE CORPORATION,
                                         a New York corporation


                                       By:    /s/ Stanley P. Goldstein
                                       ---------------------------
                                       Name:  Stanley P. Goldstein
                                       Title: Chairman of the Board
                                               and Chief Executive Officer

Attest:

/s/ Arthur Richards
---------------------------
Arthur Richards, Secretary


                                       CVS CORPORATION,
                                         a Delaware corporation

                                       By:    /s/ Stanley P. Goldstein
                                              ---------------------------
                                       Name:  Stanley P. Goldstein
                                       Title: Chairman of the Board
                                               and Chief Executive Officer

Attest:

/s/ Zenon Lankowsky
---------------------------
Zenon Lankowsky, Secretary


                                                      Appendix B

                             AMENDED AND RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                                CVS CORPORATION


               CVS Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows

               1. The name of the Corporation is "CVS Corporation" and the name under which the Corporation was originally formed is "CVS Corporation." The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 22, 1996.

               2. This Amended and Restated Certificate of Incorporation (this "Restated Certificate") has been duly adopted by the Board of Directors of the Corporation in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware.

               3. Pursuant to Sections 241 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

               4. The text of the Certificate of Incorporation as heretofore amended is hereby restated and further amended to read in its entirety as hereinafter set forth:

               FIRST:  The name of the Corporation is "CVS Corporation."

               SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

               THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended ("Delaware Law").

               FOURTH: The authorized capital stock of the Corporation consists of (i) 300,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), (ii) 120,619 shares of Cumulative Preferred Stock, par value $.01 per share ("Preferred Stock"), and (iii) 50,000,000 shares of Preference Stock, par value $1 per share ("Preference Stock").

               All the designations, preferences, privileges and voting powers of the shares of each class, and the restrictions or qualifications thereof, shall be as follows:

I.  Provisions Generally Applicable to Capital Stock

               I.A.  Voting Rights of Common Stock

               Each holder of Common Stock shall be entitled to one vote for each share thereof held of record by such holder.

               I.B.  Ranking of Capital Stock

               The Preferred Stock shall be senior to the Preference Stock and the Common Stock, and the Preference Stock and the Common Stock shall be subject to all the rights and preferences of the Preferred Stock as hereafter set forth. The Preference Stock shall be senior to the Common Stock, and the Common Stock shall be subject to all the rights and preferences of the Preference Stock as hereafter set forth.

               I.C.  No Preemptive Rights

               No stockholder of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

               I.D.  Fractional Interests

               In case any person shall become entitled to a fractional interest in a share of Preferred Stock, of Preference Stock or of Common Stock, the Corporation may deliver a scrip certificate representing such fractional interest, which together with other similar scrip certificates aggregating a whole share, may be surrendered in exchange for a stock certificate representing one full share of Preferred Stock, Preference Stock or Common Stock as the case may be; provided, however, that the rights of the holders of such scrip certificates shall be subject to any conditions and limitations prescribed by the Board of Directors, which may include a provision that after a specified date the scrip certificate shall become absolutely void.



II.  Preferred Stock

               II.A. Provisions Generally Applicable to Preferred Stock

               II.A.(i) The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations, preferences, privileges, and voting powers, and the restrictions or qualifications thereof, as are stated and expressed herein or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereafter provided.

               II.A.(ii) Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Certificate and Delaware Law, to authorize the issue of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issue of such series:

               (1) The number of shares of Preferred Stock which shall comprise such series and the distinctive designation thereof;

               (2) The dividend rate on the shares of such series (not exceeding $6 a share per annum) and the date or dates from which dividends shall accumulate;

               (3) Whether or not the shares of such series shall be subject to purchase and to redemption and the amount of premium, if any (not exceeding $7 a share), which the holders of shares of such series shall be entitled to receive over and above $100 a share and any accrued dividends thereon upon the redemption thereof or upon the voluntary liquidation, dissolution or winding up of the Corporation;

               (4) Whether or not the shares of such series shall be subject to the operation of a sinking fund to be applied to the purchase or redemption of the shares of such series for retirement and, if such sinking fund be established, the terms and provisions relative to the operation thereof;

               (5) Whether or not the shares of such series shall be made convertible into or exchangeable for any other class or classes or for any other series of the same class of stock of the Corporation and, if made so convertible or exchangeable, the conversion price or prices or rates of exchange at which such conversion or exchange may be made and the method, if any, of adjusting the same;

               (6) The restrictions, if any, on the payment of dividends upon, and the making of distributions to, any class of stock ranking junior to the shares of Preferred Stock, and the restrictions, if any, on the purchase or redemption of the shares of any such junior class; and

               (7) The voting rights, if any, of the shares of such series other than those voting rights provided for in Section II.A.(viii) of this Article Fourth.

               II.A.(iii) All shares of any one series of Preferred Stock shall be identical with each other in all respects except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accumulate; and all series shall rank equally and be identical in all respects except as permitted in the foregoing provisions of Section II.A.(ii) of this Article Fourth.

               II.A.(iv) The holders of shares of Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends payable in cash in, but not exceeding, the amount fixed for such series. Such dividends shall be cumulative, so that if dividends on all outstanding Preferred Stock of each series in the amount fixed therefor shall not have been paid or declared and set apart for payment for all past dividend periods, and for the dividend period current at the time, the deficiency shall be fully paid, or dividends equal thereto declared and set apart for payment, but without interest thereon, before any dividends on any class of stock of the Corporation junior to the Preferred Stock shall be paid or declared and set apart for payment.

               Dividends shall not be declared or paid on the Preferred Stock of any one series for any dividend period unless dividends have been or are contemporaneously paid or declared and set apart for payment on the Preferred Stock of all series for the dividend periods terminating on the same and all earlier dates.

               Any dividend paid in an amount less than full cumulative dividends accrued or in arrears on all Preferred Stock then outstanding shall be divided between the outstanding Preferred Stock in proportion to the amounts which would be distributable per share to the Preferred Stock if full cumulative dividends were declared and paid thereon.

               After full cumulative dividends as aforesaid upon the Preferred Stock of all series then outstanding shall have been paid for all past dividend periods, and full dividends on the Preferred Stock then outstanding for the current dividend period shall have been declared and paid or set apart for payment, and after complying with all the provisions with respect to any sinking fund or funds for any one or more series of Preferred Stock, then, and not otherwise, dividends may be declared and paid upon any class of stock of the Corporation junior to the Preferred Stock.

               II.A.(v) In the event of any liquidation, dissolution or winding up of the Corporation the Preferred Stock shall be preferred as to assets as well as dividends and upon any such dissolution, liquidation or winding up, the holders of the Preferred Stock of each series shall be entitled to receive and be paid for each share thereof out of the assets of the Corporation (whether capital or surplus) $100, together with an amount equal to the accrued and unpaid dividends thereon computed to the date of payment, plus a premium of such additional amount per share as shall have been fixed for such series in the event the dissolution, liquidation or winding up is voluntary, before any distribution of the assets shall be made to the holders of any class of stock of the Corporation junior to the Preferred Stock. All assets remaining after such distribution to the Preferred Stock shall then be distributed exclusively among the holders of any class or classes of stock of the Corporation junior to the Preferred Stock. If, upon any such dissolution, liquidation or winding up, the assets of the Corporation distributable among the holders of Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets or the proceeds thereof shall be distributed ratably among the holders of Preferred Stock then outstanding until there shall have been paid in full and in order, first, the sum of $100 in respect of each share; second, an amount ratably in proportion to the amounts to which they are respectively entitled by reason of accrued and unpaid dividends computed to the date of distribution; and third, the balance ratably in proportion to the amounts to which they are respectively entitled by way of premium.

               II.A.(vi) The Corporation, at its option to be exercised by its Board of Directors, may redeem the whole or any part of any series of Preferred Stock which by its terms is subject to redemption, at the time or times provided in the terms of such series, at a redemption price per share for each series thereof, equal to: $100 plus a premium, if any, of such additional amount as shall have been fixed as payable in case of redemption in respect of each share of such series and an amount equal to any accrued and unpaid dividends thereon computed to the date of redemption. If at any time less than all of the Preferred Stock then outstanding and subject to redemption shall be called for redemption, the Board of Directors may select the series of such Preferred Stock to be redeemed and if less than all the Preferred Stock of any series is to be called for redemption, the shares to be redeemed may be selected by lot or by such other equitable method as the Board of Directors in its discretion may determine. Notice of every such redemption, stating the redemption date, the redemption price, and the place of payment thereof, shall be given by mailing a copy of such notice at least thirty (30) days and not more than sixty (60) days prior to the date fixed for redemption to the holders of record of the Preferred Stock to be redeemed at their respective addresses as the same appear on the books of the Corporation. A similar notice shall be published at least once in a daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, the City of New York. At any time after notice of redemption has been given in the manner prescribed by the Board of Directors to the holders of stock so to be redeemed the Corporation may deposit with a bank or trust company having capital, surplus and undivided profits of at least $5,000,000 named in such notice, the redemption price, in trust, for payment on or before the date fixed for redemption, as aforesaid, to the respective orders of the holders of the shares so to be redeemed, on such endorsement to the Corporation or its nominee or otherwise, as may be required, and upon surrender of the certificates for such shares. Upon the deposit of the said redemption price as aforesaid, or, if no such deposit is made, upon the said redemption date (unless the Corporation shall default in making payment of the redemption price as set forth in such notice), such holders shall cease to be stockholders with respect to the said shares, and from and after the making of the said deposit, or, if no such deposit is made, after the redemption date (the Corporation not having defaulted in making payment of the redemption price as set forth in such notice), the said shares shall no longer be transferable on the books of the Corporation, and the said holders shall have no interest in or claim against the Corporation with respect to the said shares but shall be entitled only to such conversion rights (if any) on or before the date fixed for redemption as may be provided with respect to such shares or to receive payment of the redemption price without interest thereon, upon endorsement; provided, that any funds so deposited by the Corporation and unclaimed at the end of one year from the date fixed for such redemption shall be repaid to the Corporation upon its request, after which repayment the holders of such shares so called for redemption shall look only to the Corporation for the payment of the redemption price thereof. Any funds so deposited, which shall not be required for such redemption because of the exercise of any right of conversion or otherwise subsequently to the date of such deposit, shall be returned to the Corporation forthwith. Any interest accrued on any funds so deposited shall belong to the Corporation and shall be paid to it from time to time.

               In order to facilitate the redemption of any shares of Preferred Stock, the Board of Directors is authorized to cause the transfer books of the Corporation to be closed as to the shares to be redeemed.

               The Corporation shall have the right, provided full cumulative dividends on the Preferred Stock shall have been paid for past dividend periods and the Corporation shall not then be in default as to any payment required for any sinking fund created with respect to any series of Preferred Stock, to purchase Preferred Stock of any series which is subject to purchase by the terms of such series, at prices not in excess of the then redemption price thereof, either for the purpose of redemption or retirement or to be held, used and disposed of as treasury shares.

               II.A.(vii) If at any time the Corporation shall have failed to pay dividends in full on the Preferred Stock, thereafter and until dividends in full, including all accrued and unpaid dividends, on Preferred Stock outstanding shall have been paid, or declared and set aside for payment, the Corporation shall not redeem any Preferred Stock except as a whole and shall not purchase any Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of the Preferred Stock upon the same terms as to any series, and shall not purchase or redeem any other shares of any class ranking on a parity with or junior to the Preferred Stock as to dividends or as to assets.

               II.A.(viii)  Special Voting Rights of Preferred Stock

               (1) The Corporation shall not, without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the then outstanding Preferred Stock of all series:

               (a) Change the express terms and provisions applicable to all series of the Preferred Stock in any material respect prejudicial to the holders thereof; or

               (b) Create any class of stock which shall be preferred as to dividends or as to assets over the Preferred Stock.

               (2) The Corporation shall not, without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the outstanding Preferred Stock of any particular series, change the express terms of the special provisions for such series as provided in this Certificate or in the resolution or resolutions of the Board of Directors providing for the issue of such series in any material respect prejudicial to the holders of shares of such series.

               (3) The Corporation shall not without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least a majority of the then outstanding Preferred Stock of all series, increase the authorized number of shares of Preferred Stock or create any class of stock which shall rank on a parity with the Preferred Stock as to dividends or as to assets.

               (4) If the Corporation shall have failed to pay dividends upon the Preferred Stock in an aggregate amount equal to four full quarterly dividends on any series of the Preferred Stock at the time outstanding, the holders of Preferred Stock shall have the right, voting separately as a class at the annual meeting of stockholders, to elect one-third (or the nearest number thereto) of the members of the Board of Directors of the Corporation until such time as all dividends accumulated on the Preferred Stock shall have been paid in full; and upon such payment in full of all dividends accumulated on the Preferred Stock, such special voting rights of holders thereof shall cease, subject to re-vesting in the event of each and every subsequent default of the character above mentioned.

III.  Preference Stock

               III.A. Provisions Generally Applicable to Preference Stock

               III.A.(i) The Preference Stock may be issued from time to time by the Board of Directors as shares of one or more series. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of shares of any particular series and, if and to the extent from time to time required by law, by filing a certificate pursuant to the Delaware Law (or other laws hereafter in effect relating to the same or substantially similar subject matter), to establish the number of shares to be included in each such series and to fix the designations, relative rights, preferences and limitations of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

               (1) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preference Stock shall not exceed 50,000,000);

               (2) the dividend rate, or basis for determining such rate, if any, on shares of such series, whether dividends shall be cumulative and, if so, from which date or dates;

               (3) whether the shares of each series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (4) the obligation, if any, of the Corporation to retire shares of such series pursuant to a sinking fund;

               (5) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or any other series of the same class of stock and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

               (6) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               (7) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               (8) the restrictions, if any, on the payment of dividends upon, and the making of distributions to, any class of stock ranking junior to the shares of Preference Stock, and the restrictions, if any, on the purchase or redemption of the shares of any such junior class; and

               (9) any other designations, relative rights, preferences and limitations of such series.

               III.B. Series One ESOP Convertible Preference Stock

               The number of shares, the designation, the relative rights, the preferences and the limitations of the Series One ESOP Convertible Preference Stock of the Corporation are as follows:

               III.B.(i) Designation and Amount; Special Purpose Restricted Transfer Issue

               (1) The shares of this series of Preference Stock shall be designated as Series One ESOP Convertible Preference Stock ("Series One Preference Stock") and the number of shares constituting such series shall be 6,688,494.

               (2) Shares of Series One Preference Stock shall be issued only to a trustee acting on behalf of an employee stock ownership plan or other employee benefit plan of the Corporation. In the event of any transfer of shares of Series One Preference Stock to any person other than
(a) the issuance of Series One Preference Stock to any such plan trustee or
(b) a distribution of Series One Preference Stock by any such plan trustee to a participant in any such plan in satisfaction of the distribution requirements of any such plan or any investment elections provided to participants pursuant to any such plan, the shares of Series One Preference Stock so transferred, upon such transfer and without any further action by the Corporation or the holder, shall be automatically converted into shares of Common Stock on the terms otherwise provided for the conversion of shares of Series One Preference Stock into shares of Common Stock pursuant to Section III.B.(v) hereof and no such transferee shall have any of the voting powers, preferences and relative, participating, optional or special rights ascribed to shares of Series One Preference Stock hereunder but, rather, only the powers and rights pertaining to the Common Stock into which such shares of Series One Preference Stock shall be so converted. Certificates representing shares of Series One Preference Stock shall be legended to reflect such restrictions on transfer. Notwithstanding the foregoing provisions of this Section III.B.(i)(2), shares of Series One Preference Stock (a) may be converted into shares of Common Stock as provided by Section III.B.(v) hereof and the shares of Common Stock issued upon such conversion may be transferred by the holder thereof as permitted by law and (b) shall be redeemable by the Corporation upon the terms and conditions provided by Sections III.B.(vi), (vii) and (viii) hereof.

               III.B.(ii)  Dividends and Distributions

               (1) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of Series One Preference Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cash dividends ("Preference Dividends") in an amount per share equal to the greater of (a) the sum of the aggregate amounts of regular cash dividends paid during the periods ending on December 31, 1989, October 31, 1990, October 31, 1991, October 31, 1992 and December 31, 1993 in each year thereafter (each a "Dividend Payment Date") on the number of shares of Common Stock into which one share of Series One Preference Stock could be converted pursuant to Section III.B.(v) hereof, calculated on the basis of the Conversion Price (as defined in Section III.B.(v) hereof and as adjusted from time to time pursuant to Section III.B.(ix) hereof) in effect on each record date for any such regular quarterly cash dividends on Common Stock paid during such one year period, and (b) $3.90 per share per annum, and no more; provided that the first dividend on the Series One Preference Stock shall be $3.63. For purposes of this Section III.B.(ii)(1), "regular cash dividends" on the Common Stock shall mean any cash dividends on the Common Stock which are not "Extraordinary Distributions" as defined in Section III.B.(ix)(7). Preference Dividends shall be payable annually, on each Dividend Payment Date, commencing on the Dividend Payment Date in 1989, to holders of record at the start of business on such Dividend Payment Date. Preference Dividends shall begin to accrue on outstanding shares of Series One Preference Stock from the date of issuance of such shares of Series One Preference Stock. The amount of Preference Dividends accrued as of any date on each share of Series One Preference Stock shall be equal to the greater of (x) the sum of the aggregate amounts of regular cash dividends paid during the period beginning on the most current previous Dividend Payment Date and ending on the date as of which accrual is being determined on the number of shares of Common Stock into which one share of Series One Preference Stock could be converted pursuant to Section III.B.(v) hereof, calculated as provided in clause (a) above, and (y) $3.90 per annum accrued on a daily basis (whether or not the Corporation shall have surplus at the time) for the period beginning on the most recent previous Dividend Payment Date and ending on the date as of which accrual is being determined, computed for any period less than a full annual period between Dividend Payment Dates on the basis of a 360 day year of 30 day months; provided that a total dividend payment of $3.63 per share shall accrue for the period from the date of issuance of the Series One Preference Stock until December 31, 1989. Accumulated but unpaid Preference Dividends shall cumulate as of the Dividend Payment Date on which they first become payable, but no interest shall accrue on accumulated but unpaid Preference Dividends.

               (2) So long as any Series One Preference Stock shall be outstanding, no dividend shall be declared or paid or set apart for payment on any other series of stock ranking on a parity with the Series One Preference Stock as to dividends, unless there shall also be or have been declared and paid or set apart for payment on the Series One Preference Stock, like dividends for all dividend payment periods of the Series One Preference Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends accumulated and unpaid through such dividend payment period on the Series One Preference Stock and accumulated and unpaid or payable on such parity stock through the dividend payment period on such parity stock next preceding such dividend payment date. In the event that full cumulative dividends on the Series One Preference Stock have not been declared and paid or set apart for payment when due, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or other retirement of any other class of stock or series thereof of the Corporation ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series One Preference Stock until full cumulative dividends on the Series One Preference Stock shall have been paid or declared and provided for; provided, however, that the foregoing shall not apply to (a) any dividend payable solely in any shares of any stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series One Preference Stock, or (b) the acquisition of shares of any stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series One Preference Stock either (x) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted or (y) in exchange solely for shares of any other stock ranking junior to the Series One Preference Stock.

               III.B.(iii)  Voting Rights

               The holders of shares of Series One Preference Stock shall have the following voting rights:

               (1) The holders of Series One Preference Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock of the Corporation, voting together with the holders of Common Stock as one class. Each share of the Series One Preference Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series One Preference Stock could be converted on the record date for determining the stockholders entitled to vote, rounded to the nearest one-tenth of a vote; it being understood that whenever the "Conversion Price" (as defined in Section III.B.(v) hereof) is adjusted as provided in Section III.B.(ix) hereof, the voting rights of the Series One Preference Stock shall also be similarly adjusted.

               (2) Except as otherwise required by law or set forth herein, holders of Series One Preference Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action; provided, however, that the vote of at least 66-

2/3% of the outstanding shares of Series One Preference Stock, voting separately as a series, shall be necessary to adopt any alteration, amendment or repeal of any provision of the Certificate of Incorporation of the Corporation, as amended (including any such alteration, amendment or repeal effected by any merger or consolidation in which the Corporation is the surviving or resulting corporation), if such amendment, alteration or repeal would alter or change the powers, preferences or special rights of the shares of Series One Preference Stock so as to affect them adversely. The authorization or issuance of additional Common Stock, Preference Stock or Preferred Stock shall be deemed not to affect the powers, preferences and special rights of the Series One Preference Stock adversely for purposes of the preceding sentence.

               III.B.(iv)  Liquidation, Dissolution or Winding Up

               (1) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Series One Preference Stock shall be entitled to receive out of assets of the Corporation which remain after satisfaction in full of all valid claims of creditors of the Corporation and which are available for payment to stockholders and subject to the rights of the holders of any stock of the Corporation ranking senior to or on a parity with the Series One Preference Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation, before any amount shall be paid or distributed among the holders of Common Stock or any other shares ranking junior to the Series One Preference Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation, liquidating distributions in the amount of $53.45 per share, plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for distribution, and no more. If upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series One Preference Stock and any other stock ranking as to any such distribution on a parity with the Series One Preference Stock are not paid in full, the holders of the Series One Preference Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount to which they are entitled as provided by the foregoing provisions of Section III.B.(iv)(1), the holders of shares of Series One Preference Stock shall not be entitled to any further right or claim to any of the remaining assets of the Corporation.

               (2) Neither the merger or consolidation of the Corporation with or into any other corporation, nor the merger or consolidation of any other corporation with or into the Corporation, nor the sale, transfer or lease of all or any portion of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Corporation for purposes of this Section III.B.(iv), but the holders of Series One Preference Stock shall nevertheless be entitled in the event of any such merger or consolidation to the rights provided by Section III.B.(viii) hereof.

               (3) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to holders of Series One Preference Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than twenty (20) days prior to any payment date stated therein, to the holders of Series One Preference Stock, at the address shown on the books of the Corporation or any transfer agent for the Series One Preference Stock.

               III.B.(v)  Conversion into Common Stock.

               (1) A holder of shares of Series One Preference Stock shall be entitled, at any time prior to the close of business on the date fixed for redemption of such shares pursuant to Sections III.B.(vi), (vii) or
(viii) hereof, to cause any or all of such shares to be converted into shares of Common Stock, initially at a conversion rate equal to the ratio of $53.45 to the amount which initially shall be $53.45 and which shall be adjusted as hereinafter provided (and, as so adjusted, is hereinafter sometimes referred to as the "Conversion Price") (that is, a conversion rate initially equivalent to one share of Common Stock for each share of Series One Preference Stock so converted but that is subject to adjustment as the Conversion Price is adjusted as hereinafter provided).

               (2) Any holder of shares of Series One Preference Stock desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates representing the shares of Series One Preference Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series One Preference Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Series One Preference Stock by the Corporation or the transfer agent for the Series One Preference Stock, accompanied by written notice of conversion. Such notice of conversion shall specify (a) the number of shares of Series One Preference Stock to be converted and the name or names in which such holder wishes the certificate or certificates for Common Stock and for any shares of Series One Preference Stock not to be so converted to be issued, and (b) the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion.

               (3) Upon surrender of a certificate representing a share or shares of Series One Preference Stock for conversion, the Corporation shall prepare and send by hand delivery (with receipt to be acknowledged) or by first class mail, postage prepaid, to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing shares of Series One Preference Stock, only part of which are to be converted, the Corporation shall issue and deliver to such holder or such holder's designee a new certificate or certificates representing the number of shares of Series One Preference Stock which shall not have been converted.

               (4) The conversion into Common Stock of shares of Series One Preference Stock at the option of the holder thereof shall be effective as of the earlier of (a) the delivery to such holder or such holder's designee of the certificates representing the shares of Common Stock deliverable upon conversion thereof or (b) the commencement of business on the second business day after the surrender of the certificate or certificates for the shares of Series One Preference Stock to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) as provided by this Section III.B(v). On and after the effective day of conversion, the person or persons entitled to receive the Common Stock deliverable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock, but no allowance or adjustment shall be made in respect of dividends payable to holders of Common Stock in respect of any period prior to such effective date. The Corporation shall not be obligated to pay any dividends which shall have been declared and shall be payable to holders of shares of Series One Preference Stock on a Dividend Payment Date if such Dividend Payment Date for such dividend shall coincide with or be on or subsequent to the effective date of conversion of such shares.

               (5) The Corporation shall not be obligated to deliver to holders of Series One Preference Stock any fractional share or shares of Common Stock deliverable upon any conversion of such shares of Series One Preference Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

               (6) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, or out of Common Stock held in its treasury, solely for delivery upon the conversion of shares of Series One Preference Stock as herein provided, free from any preemptive rights, such number of shares of Common Stock as shall from time to time be deliverable upon the conversion of all the shares of Series One Preference Stock then outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration or qualification of the Common Stock, in order to enable the Corporation lawfully to deliver to each holder of record of Series One Preference Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series One Preference Stock then outstanding and convertible into shares of Common Stock.

                   III.B.(vi)  Redemption At the Option of the Corporation

               (1) The Series One Preference Stock shall be redeemable, in whole or in part, at the option of the Corporation at any time at the following redemption prices per share, except that no such redemption at the option of the corporation may be made prior to June 23, 1991 unless the Fair Market Value of the Common Stock as of the date on which notice of redemption is first mailed pursuant to Section III.B.(vi)(2) below shall be at least 130% of the then current Conversion Price. The Fair Market Value of the Common Stock shall be determined as provided in Section III.B.(ix)(7), except that for purposes of this Section III.B.(vi)(1) the Adjustment Period used in calculating such Fair Market Value shall be deemed to be the twenty (20) consecutive trading days ending upon but excluding, the date on which notice of redemption is first mailed:


        During the Twelve-Month
        Period Beginning June 23              Price Per Share
        ------------------------              ---------------

                  1989                             $57.35
                  1990                             $56.96
                  1991                             $56.57
                  1992                             $56.18
                  1993                             $55.79
                  1994                             $55.40
                  1995                             $55.01
                  1996                             $54.62
                  1997                             $54.23
                  1998                             $53.84


and thereafter at $53.45 per share, plus, in each case, an amount equal to all accrued and unpaid dividends thereon to the date fixed for redemption. Payment of the redemption price shall be made by the Corporation in cash or shares of Common Stock, or a combination thereof, as permitted by Section III.B.(vi)(4). From and after the date fixed for redemption, dividends on shares of Series One Preference Stock called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding and all rights in respect of such shares of the Corporation shall cease, except the right to receive the redemption price. If less than all of the outstanding shares of Series One Preference Stock are to be redeemed, the Corporation shall either redeem a portion of the shares of each holder determined pro rata based on the number of shares held by each holder or shall select the shares to be redeemed by lot, as may be determined by the Board of Directors of the Corporation.

         (2) Unless otherwise required by law, notice of redemption will be sent to the holders of Series One Preference Stock at the address shown on the books of the Corporation or any transfer agent for the Series One Preference Stock by first class mail, postage prepaid, mailed not less than twenty (20) days nor more than sixty (60) days prior to the redemption date. Each such notice shall state: (a) the redemption date; (b) the total number of shares of the Series One Preference Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the redemption price and the form of payment thereof; (d) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (f) the conversion rights of the shares to be redeemed, the period within which conversion rights may be exercised, and the Conversion Price and number of shares of Common Stock issuable upon conversion of a share of Series One Preference Stock at the time. Upon surrender of the certificates for any shares so called for redemption and not previously converted (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the date fixed for redemption and at the redemption price set forth in this Section III.B.(vi).

         (3) Notwithstanding anything to the contrary contained in Section III.B.(vi)(1), the Corporation may from time to time, in its sole discretion, elect to redeem, upon notice as required in Section III.B.(vi)(2), all or part of the shares of Series One Preference Stock at a price equal to the amount payable in respect of such shares upon liquidation of the Corporation pursuant to Section III.B.(iv) hereof (except that any redemption pursuant to clause (d) below shall be at a price equal to the price payable upon redemption at the option of the Corporation pursuant to Section III.B.(vi)(1) plus all accrued and unpaid dividends to the date fixed for redemption) upon any of the following:

(a) In the event of a change in the federal tax law of the United States of America which has the effect of precluding the Corporation from claiming any of the tax deductions for dividends paid on the Series One Preference Stock when such dividends are used as provided under Section 404(k)(2) of the Internal Revenue code of 1986, as amended (the "Code") and in effect on the date the shares of Series One Preference Stock are initially issued; provided that notice of any redemption pursuant to this clause (a) shall be given not more than 90 days following the later of the effectiveness or the adoption of any such change in the federal tax law of the United States of America; or

(b) In the event of a determination by the Internal Revenue Service that the Melville Corporation and Subsidiaries Employee Stock Ownership Plan, dated as of January 1, 1989, as amended, or any successor plan ("the Plan"), as the same may be amended, is not qualified within the meaning of Section 401(a) or is not an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code; or

(c) If the exclusion of interest received by any lender on any borrowings by the trustee of the Plan from the lender's income pursuant to Section 133 or any successor provision of the Code is reduced to a percentage amount less than fifty percent (50%); provided that notice of any redemption pursuant to this clause (c) shall be given not more than 90 days following the later of the effectiveness or the adoption of any such reduction; or

(d) If the corporation terminates the Plan or terminates future contributions to the Plan; or

(e) If any shares of Series One Preference Stock are transferred to a participant in the Plan, but only any such shares so transferred may be redeemed pursuant to this clause (e); or

(f) In the event and to the extent that redemption of Series One Preference Stock is necessary or appropriate to provide for satisfaction of any investment election provided to participants in accordance with the Plan; or

(g) In the event and to the extent that redemption of Series One Preference Stock is necessary or appropriate to provide for distributions to be made to participants under the Plan.

               (4) The Corporation, at its option, may make payment of the redemption price required upon redemption of shares of Series One Preference Stock pursuant to Section III.B.(vi)(1) above or clauses (a) through (f) of
Section III.B.(vi)(3) above in cash or in shares of Common Stock, or in a combination of such shares and cash. The Corporation shall make payment of the redemption price required upon redemption of shares of Series One Preference Stock pursuant to clause (g) of Section III.B.(vi)(3) above in shares of Common Stock, except that cash shall be paid in lieu of delivery of fractional shares. Any shares of Common Stock delivered in payment of the redemption price pursuant to this Section III.B.(vi) shall be valued for such purpose at their Fair Market Value (as defined in Section III.B.(ix)(7) hereof, provided, however, that in calculating their Fair Market Value the Adjustment Period shall be deemed to be the five (5) consecutive trading days ending with, and including, the date of redemption).

               III.B.(vii)  Other Redemption Rights

               Shares of Series One Preference Stock shall be called for redemption by the Corporation, through notice as required by Section III.B.(vi)(2), for cash or, if the Corporation so elects, in shares of Common Stock, or a combination of such shares and cash, any such shares of Common Stock to be valued for such purpose as provided by Section III.B.(vi)(4), at a redemption price of $53.45 per share plus accrued and unpaid dividends thereon to the date fixed for redemption, at any time and from time to time when and to the extent necessary to provide for payment of principal, interest or premium due and payable (whether as scheduled or upon acceleration) on the 8.60% ESOP Notes Due 2008 of the trust under the Plan or any indebtedness incurred by the trustee for the benefit of the Plan.

               III.B.(viii)  Consolidation, Merger, etc

               (1) In the event that the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged solely for or changed, reclassified or converted solely into stock of any successor or resulting corporation (including the Corporation) that constitutes "qualifying employer securities" with respect to a holder of Series One Preference Stock within the meaning of Section 409(l) of the Code and Section 407(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, or any successor provisions of law, and, if applicable, for a cash payment in lieu of fractional shares, if any, the shares of Series One Preference Stock of such holder shall be assumed by and shall become preferred stock of such successor or resulting corporation, having in respect of such corporation insofar as possible the same powers, preferences and relative, participating, optional or other special rights (including the redemption rights provided by Sections III.B.(vi), (vii) and (viii) hereof), and the qualifications, limitations or restrictions thereon, that the Series One Preference Stock had immediately prior to such transaction, except that after such transaction each share of the Series One Preference Stock shall be convertible, otherwise on the terms and conditions provided by Section III.B.(v) hereof, into the qualifying employer securities so receivable by a holder of the number of shares of Common Stock into which such shares of Series One Preference Stock could have been converted immediately prior to such transaction if such holder of Common Stock failed to exercise any rights of election to receive any kind or amount of stock, securities, cash or other property (other than such qualifying employer securities and a cash payment, if applicable, in lieu of fractional shares) receivable upon such transaction (provided that, if the kind or amount of qualifying employer securities receivable upon such transaction is not the same for each non-electing share, then the kind and amount of qualifying employer securities receivable upon such transaction for each non-electing share shall be the kind and amount so receivable per share by a plurality of the non-electing shares). The rights of the Series One Preference Stock as preferred stock of such successor or resulting company shall successively be subject to adjustments pursuant to Section III.B.(ix) hereof after any such transaction as nearly as possible equivalent to the adjustments provided for by such section prior to such transaction. The Corporation shall not consummate any such merger, consolidation or similar transaction unless all then outstanding shares of the Series One Preference Stock shall be assumed and authorized by the successor or resulting company as aforesaid.

               (2) In the event that the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged for or changed, reclassified or converted into other stock or securities or cash or any other property, or any combination thereof, other than any such consideration which is constituted solely of qualifying employer securities (as referred to in Section III.B.(viii)(1)) and cash payments, if applicable, in lieu of fractional shares, then the Corporation shall, at least twenty (20) days before consummation of such transaction, give notice of such agreement and the material terms thereof to each holder of Series One Preference Stock and the Corporation shall simultaneously call for redemption, through notice as required by Section III.B.(vi)(2), for cash at a redemption price equal to the amount payable in respect of such shares upon liquidation of the Corporation pursuant to Section III.B.(iv), all of the then outstanding shares of Series One Preferred Stock.

               III.B.(ix)  Anti-dilution Adjustments

               (1) In the event the Corporation shall, at any time or from time to time while any of the shares of the Series One Preference Stock are outstanding, (a) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock, (b) subdivide the outstanding shares of Common Stock, or (c) combine the outstanding shares of Common Stock into a smaller number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation (including a recapitalization effected by a merger or consolidation to which Section III.B.(viii) hereof does not apply) or otherwise, the Conversion Price in effect immediately prior to such action shall be adjusted by multiplying such Conversion Price by the fraction the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section III.B.(ix)(1) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

               (2) In the event that the Corporation shall, at any time or from time to time while any of the shares of Series One Preference Stock are outstanding, issue to holders of shares of Common Stock as a dividend or distribution, including by way of a reclassification of shares or a recapitalization of the Corporation, any right or warrant to purchase shares of Common Stock (but not including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) at a purchase price per share less than the Fair Market Value (as hereinafter defined) of a share of Common Stock on the date of issuance of such right or warrant, then, subject to the provisions of Sections III.B.(ix)(5) and III.B.(ix)(6), the Conversion Price shall be adjusted by multiplying such Conversion Price by the fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance for the maximum aggregate consideration payable upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock that could be acquired upon exercise in full of all such rights and warrants.

               (3) In the event the Corporation shall, at any time or from time to time while any of the shares of Series One Preference Stock are outstanding, issue, sell or exchange shares of Common Stock (other than pursuant to any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) and other than pursuant to any employee or director incentive or benefit plan or arrangement, including any employment, severance or consulting agreement, of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted) for a consideration having a Fair Market Value on the date of such issuance, sale or exchange less than the Fair Market Value of such shares on the date of such issuance, sale or exchange, then, subject to the provisions of Sections III.B.(ix)(5) and III.B.(ix)(6), the Conversion Price shall be adjusted by multiplying such Conversion Price by the fraction the numerator of which shall be the sum of (a) the Fair Market Value of all the shares of Common Stock outstanding on the day immediately preceding the first public announcement of such issuance, sale or exchange plus (b) the Fair Market Value of the consideration received by the Corporation in respect of such issuance, sale or exchange of shares of Common Stock, and the denominator of which shall be the product of (a) the Fair Market Value of a share of Common Stock on the day immediately preceding the first public announcement of such issuance, sale or exchange multiplied by (b) the sum of the number of shares of Common Stock outstanding on such day plus the number of shares of Common Stock so issued, sold or exchanged by the Corporation. In the event the Corporation shall, at any time or from time to time while any shares of Series One Preference Stock are outstanding, issue, sell or exchange any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock), other than any such issuance to holders of shares of Common Stock as a dividend or distribution (including by way of a reclassification of shares or a recapitalization of the Corporation) and other than pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted, for a consideration having a Fair Market Value on the date of such issuance, sale or exchange less than the Non-Dilutive Amount (as hereinafter defined), then, subject to the provisions of Sections III.B.(ix)(5) and III.B.(ix)(6), the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction the numerator of which shall be the sum of (a) the Fair Market Value of all the shares of Common Stock outstanding on the day immediately preceding the first public announcement of such issuance, sale or exchange plus (b) the Fair Market Value of the consideration received by the Corporation in respect of such issuance, sale or exchange of such right or warrant plus
(c) the Fair Market Value at the time of such issuance of the consideration which the Corporation would receive upon exercise in full of all such rights or warrants, and the denominator of which shall be the product of
(a) the Fair Market Value of a share of Common Stock on the day immediately preceding the first public announcement of such issuance, sale or exchange multiplied by (b) the sum of the number of shares of Common Stock outstanding on such day plus the maximum number of shares of Common Stock which could be acquired pursuant to such right or warrant at the time of the issuance, sale or exchange of such right or warrant (assuming shares of Common Stock could be acquired pursuant to such right or warrant at such time).

               (4) In the event the Corporation shall, at any time or from time to time while any of the shares of Series One Preference Stock are outstanding, make an Extraordinary Distribution (as hereinafter defined) in respect of the Common Stock, whether by dividend, distribution, reclassification of shares or recapitalization of the Corporation (including a recapitalization or reclassification effected by a merger or consolidation to which Section III.B.(viii) hereof does not apply) or effect a Pro Rata Repurchase (as hereinafter defined) of Common Stock, the Conversion Price in effect immediately prior to such Extraordinary Distribution or Pro Rata Repurchase shall, subject to Sections III.B.(ix)(5) and III.B.(ix)(6), be adjusted by multiplying such Conversion Price by the fraction the numerator of which is (a) the product of (x) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase multiplied by (y) the Fair Market Value (as herein defined) of a share of Common Stock on the record date with respect to an Extraordinary Distribution, or on the applicable expiration date (including all extensions thereof) of any tender offer which is a Pro Rata Repurchase, or on the date of purchase with respect to any Pro Rata Repurchase which is not a tender offer, as the case may be, minus (b) the Fair Market Value of the Extraordinary Distribution or the aggregate purchase price of the Pro Rata Repurchase, as the case may be, and the denominator of which shall be the product of (x) the number of shares of Common Stock outstanding immediately before such Extraordinary Dividend or Pro Rata Repurchase minus, in the case of a Pro Rata Repurchase, the number of shares of Common Stock repurchased by the Corporation multiplied by (y) the Fair Market Value of a share of Common Stock on the record date with respect to an Extraordinary Distribution or on the applicable expiration date (including all extensions thereof) of any tender offer which is a Pro Rata Repurchase or on the date of purchase with respect to any Pro Rata Repurchase which is not a tender offer, as the case may be. The Corporation shall send each holder of Series One Preference Stock (a) notice of its intent to make any dividend or distribution and (b) notice of any offer by the Corporation to make a Pro Rata Repurchase, in each case at the same time as, or as soon as practicable after, such offer is first communicated (including by announcement of a record date in accordance with the rules of any stock exchange on which the Common Stock is listed or admitted to trading) to holders of Common Stock. Such notice shall indicate the intended record date and the amount and nature of such dividend or distribution, or the number of shares subject to such offer for a Pro Rata Repurchase and the purchase price payable by the Corporation pursuant to such offer, as well as the Conversion Price and the number of shares of Common Stock into which a share of Series One Preference Stock may be converted at such time.

               (5) Notwithstanding any other provisions of this Section III.B.(ix), the Corporation shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) in the Conversion Price.

               (6) If the Corporation shall make any dividend or distribution on the Common Stock or issue any Common Stock, other capital stock or other security of the Corporation or any rights or warrants to purchase or acquire any such security, which transaction does not result in an adjustment to the Conversion Price pursuant to the foregoing provisions of this Section III.B.(ix), the Board of Directors of the Corporation shall consider whether such action is of such a nature that an adjustment to the Conversion Price should equitably be made in respect of such transaction. If in such case the Board of Directors of the Corporation determines that an adjustment to the Conversion Price should be made, an adjustment shall be made effective as of such date as is determined by the Board of Directors of the Corporation. The determination of the Board of Directors of the Corporation as to whether an adjustment to the Conversion Price should be made pursuant to the foregoing provisions of this Section III.B.(ix)(6), and, if so, as to what adjustment should be made and when, shall be final and binding on the Corporation and all stockholders of the Corporation. The Corporation shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by the foregoing provisions of this Section III.B.(ix), as shall be necessary in order that any dividend or distribution in shares of capital stock of the Corporation, subdivision, reclassification or combination of shares of stock of the Corporation or any recapitalization of the Corporation shall not be taxable to holders of the Common Stock.

               (7) For purposes of this Section III.B.(ix), the following definitions shall apply:

               "Extraordinary Distribution" shall mean any dividend or other distribution (effected while any of the shares of Series One Preference Stock are outstanding) (a) of cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the preceding period of 12 months, when combined with the aggregate amount of all Pro Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro Rata Repurchase which is in excess of the Fair Market Value of the Common Stock repurchased as determined on the applicable expiration date (including all extensions thereof) of any tender offer or exchange offer which is a Pro Rata Repurchase, or the date of purchase with respect to any other Pro Rata Repurchase which is not a tender offer or exchange offer made during such period), exceeds twelve and one-half percent (12-1/2%) of the aggregate Fair Market Value of all shares of Common Stock outstanding on the record date for determining the stockholders entitled to receive such Extraordinary Distribution and (b) of any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation (other than securities of the type referred to in Section III.B.(ix)(2)), evidences of indebtedness of the Corporation or any other person or any other property (including shares of any subsidiary of the Corporation), or any combination thereof. The Fair Market Value of an Extraordinary Distribution for purposes of Section III.B.(ix)(4) shall be the sum of the Fair Market Value of such Extraordinary Distribution plus the amount of any cash dividends which are not Extraordinary Distributions made during such twelve month period and not previously included in the calculation of an adjustment pursuant to
Section III.B.(ix)(4).

               "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Corporation or any other issuer which are publicly traded, the average of the Current Market Prices (as hereinafter defined) of such shares or securities for each day of the Adjustment Period (as hereinafter defined). "Current Market Price" of publicly traded shares of Common Stock or any other class of capital stock or other security of the Corporation or any other issuer for a day shall mean the last reported sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Corporation or a committee thereof on each trading day during the Adjustment Period. "Adjustment Period" shall mean the period of five (5) consecutive trading days, selected by the Board of Directors of the Corporation or a committee thereof, during the 20 trading days ending with, and including, the date as of which the Fair Market Value of a security is to be determined; provided that such period of five consecutive trading days shall end prior to the date on which such security begins to trade "ex dividend" with respect to any dividend or distribution giving rise to an adjustment under this Section III.B.(ix). The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation or a committee thereof, or, if no such investment banking or appraisal firm is in the good faith judgment of the Board of Directors or such committee available to make such determination, as determined in good faith by the Board of Directors of the Corporation or such committee.

               "Non-Dilutive Amount" in respect of an issuance, sale or exchange by the Corporation of any right or warrant to purchase or acquire shares of Common Stock (including any security convertible into or exchangeable for shares of Common Stock) shall mean the remainder of (a) the product of the Fair Market Value of a share of Common Stock on the day preceding the first public announcement of such issuance, sale or exchange multiplied by the maximum number of shares of Common Stock which could be acquired on such date upon the exercise in full of such rights and warrants (including upon the conversion or exchange of all such convertible or exchangeable securities), whether or not exercisable (or convertible or exchangeable) at such date, minus (b) the aggregate amount payable pursuant to such right or warrant to purchase or acquire such maximum number of shares of Common Stock; provided, however, that in no event shall the Non-Dilutive Amount be less than zero. For purposes of the foregoing sentence, in the case of a security convertible into or exchangeable for shares of Common Stock, the amount payable pursuant to a right or warrant to purchase or acquire shares of Common Stock shall be the Fair Market Value of such security on the date of the issuance, sale or exchange of such security by the Corporation.

               "Pro Rata Repurchase" shall mean any purchase of shares of Common Stock by the Corporation or any subsidiary thereof, whether for cash, shares of capital stock of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of a subsidiary of the Corporation), or any combination thereof, effected while any of the shares of Series One Preference Stock are outstanding, pursuant to any tender offer or exchange offer subject to Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchase of shares by the Corporation or any subsidiary thereof shall be deemed a Pro Rata Repurchase if made (a) in open market transactions or (b) pursuant to a single tender offer subject to
Section 13(e) of the Securities Exchange Act commenced prior to December 31, 1989, but any purchase made in such a tender offer shall only be deemed not to be a Pro Rata Repurchase to the extent that the aggregate amount used to purchase Common Stock in such tender offer does not exceed $357,500,000. For purposes of this subsection (ix)(7), shares shall be deemed to have been purchased by the Corporation or any subsidiary thereof "in open market transactions" if they have been purchased substantially in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act, on the date shares of Series One Preference Stock are initially issued by the Corporation or on such other terms and conditions as the Board of Directors of the Corporation or a committee thereof shall have determined are reasonably designed to prevent such purchases from having a material effect on the trading market for the Common Stock.

               (8) Whenever an adjustment to the Conversion Price and the related voting rights of the Series One Preference Stock is required pursuant to this Section III.B.(ix), the Corporation shall forthwith place on file with the transfer agent for the Common Stock and the Series One Preference Stock if there be one, and with the Secretary of the Corporation, a statement signed by two officers of the Corporation stating the adjusted Conversion Price determined as provided herein and the resulting conversion ratio, and the voting rights (as appropriately adjusted), of the Series One Preference Stock. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment, including any determination of Fair Market Value involved in such computation. Promptly after each adjustment to the Conversion Price and the related voting rights of the Series One Preference Stock, the Corporation shall mail a notice thereof and of the then prevailing conversion ratio to each holder of shares of the Series One Preference Stock.

               III.B.(x)  Ranking; Retirement of Shares

               (1) The Series One Preference Stock shall rank senior to the Common Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution and winding up of the Corporation. The Series One Preference Stock shall rank on a parity with all other series of the Corporation's Preference Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution and winding up of the Corporation. Unless otherwise provided in the Certificate of Incorporation of the Corporation, as amended, the Series One Preference Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up of the Corporation.

               (2) Any shares of Series One Preference Stock acquired by the Corporation by reason of the conversion or redemption of such shares as provided by this Section III.B., or otherwise so acquired, shall be retired as shares of Series One Preference Stock and restored to the status of authorized but unissued shares of preference stock, $1.00 par value, of the Corporation, undesignated as to series, and may thereafter be reissued as part of a new series of such Preference Stock as permitted by law.

               III.B.(xi)  Miscellaneous

               (1) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) business days after the mailing thereof if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Resolution) with postage prepaid, addressed: (a) if to the Corporation, to its office as specified in its most recent Annual Report on Form 10-K (or any successor report or form) or to the transfer agent for the Series One Preference Stock, or other agent of the Corporation designated as permitted by this Section III.B. or (b) if to any holder of the Series One Preference Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series One Preference Stock or Common Stock, as the case may be) or
(c) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

               (2) The term "Common Stock" as used in this Section III.B. means the Corporation's Common Stock of par value $.01, as the same exists at the date of filing of this Certificate of Amendment of the Certificate of Incorporation of the Corporation relating to Series One Preference Stock or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that, at any time as a result of an adjustment made pursuant to
Section III.B.(ix), the holder of any shares of the Series One Preference Stock upon thereafter surrendering such shares for conversion shall become entitled to receive any shares or other securities of the Corporation other than shares of Common Stock, the Conversion Price in respect of such other shares or securities so receivable upon conversion of shares of Series One Preference Stock shall thereafter be adjusted, and shall be subject to further adjustment from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in
Section III.B.(ix) hereof, and the provisions of Sections (i) through (viii) and (x) and (xi) of this Article Fourth.III.B. with respect to the Common Stock shall apply on like or similar terms to any such other shares or securities.

               (3) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series One Preference Stock or shares of Common Stock or other securities issued on account of Series One Preference Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series One Preference Stock or Common Stock or other securities in a name other than that in which the shares of Series One Preference Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

               (4) In the event that a holder of shares of Series One Preference Stock shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion of such shares should be registered or to whom payment upon redemption of shares of Series One Preference Stock should be made or the address to which the certificate or certificates representing such shares, or such payment, should be sent, the Corporation shall be entitled to register such shares, and make such payment, in the name of the holder of such Series One Preference Stock as shown on the records of the Corporation and to send the certificate or certificates representing such shares, or such payment, to the address of such holder shown on the records of the Corporation.

               (5) Unless otherwise provided in the Certificate of Incorporation, as amended, of the Corporation, all payments in the form of dividends, distributions on voluntary or involuntary dissolution, liquidation or winding-up or otherwise made upon the shares of Series One Preference Stock and any other stock ranking on a parity with the Series One Preference Stock with respect to such dividend or distribution shall be made pro rata, so that amounts paid per share on the Series One Preference Stock and such other stock shall in all cases bear to each other the same ratio that the required dividends, distributions or payments, as the case may be, then payable per share on the shares of the Series One Preference Stock and such other stock bear to each other.

               (6) The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series One Preference Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series One Preference Stock.

               FIFTH: (i) In addition to any affirmative vote required by law or otherwise, the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Voting Stock, voting together as a single class, held by stockholders other than a Related Person shall be required for the approval, authorization or effectuation directly or indirectly, of any Business Combination with such Related Person (such affirmative vote being required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by law, this Certificate of Incorporation, any resolution or resolutions adopted by the Board of Directors pursuant to this Certificate of Incorporation, any agreement with any national securities exchange or otherwise); provided, however, that such voting requirement shall not be applicable if:

               (1) The Continuing Directors, by at least 66 2/3% vote of such Continuing Directors, have expressly approved such Business Combination either in advance of or subsequent to such Related Person's having become a Related Person; or

               (2) All of the following conditions shall have been satisfied:

               (a) The Fair Market Value as of the date of consummation of the Business Combination of the consideration to be received per share by holders of shares of each class or series of Capital Stock (regardless of whether or not such Related Person is the Beneficial Owner of shares of any such class or series of Capital Stock) in the Business Combination is not less than the Highest Per Share Price;

               (b) The form of consideration to be received by holders of shares of each class or series of Capital Stock in the Business Combination shall be United States currency or the form of consideration used by such Related Person in acquiring the largest aggregate number of shares of the Capital Stock which such Related Person has previously acquired;

               (c) After such Related Person shall have first become a Related person and prior to the consummation of such Business Combination:

(x) Except as approved by at least 66 2/3% of the Continuing Directors, there shall not have been any failure to declare and pay at the regular dates therefor the full amount of all dividends (whether or not cumulative) payable on the Preferred Stock, the Preference Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation;

(y) There shall not have been (A) any reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) except as approved by at least 66 2/3% of the Continuing Directors or (B) any failure to increase such annual rate of dividends, to the extent necessary to prevent any such reduction, in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate shall have been approved by at least 66 2/3% of the Continuing Directors; and

(z) Such Related Person shall not have become the Beneficial Owner of additional shares of Voting Stock, except as part of the transaction that results in such Related Person becoming a Related Person and except in a transaction that, giving effect thereto, would not result in any increase in the percentage of Voting Stock of which such Related Person is the Beneficial Owner; and

               (d) A proxy statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any acts, rules or regulations that at least 66 2/3% of the Continuing Directors determine are successors thereof, shall (whether or not such a proxy statement is required to be mailed pursuant to such acts, rules or regulations) have been mailed to all holders of Voting Stock at least 30 days prior to the date of the meeting called to consider such Business Combination and such statement shall have contained, at the front thereof, in a prominent place such recommendations and other information concerning the Business Combination as at least 66 2/3% of the Continuing Directors may determine so to include.

               (ii) For purposes of this Article:

               (1) The terms "Affiliate" and "Associate" shall have the same meaning as in Rule 12b-

2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Restated Certificate (the term "registrant" in said Rule 12b-2 meaning in this case the Corporation), and shall include any Person that, giving effect to a Business Combination, would become such an Affiliate or Associate.

               (2) The term "Beneficial Owner" shall mean any Person which beneficially owns any Capital Stock within the meaning ascribed in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Restated Certificate, or who has the right to acquire any such beneficial ownership (whether or not such right is exercisable immediately, with the passage of time or subject to any condition) pursuant to any agreement, contract, arrangement or understanding or upon the exercise of any conversion, exchange or other right, warrant or option, or otherwise. A Person shall be deemed the Beneficial Owner of all Capital Stock of which any Affiliate or Associate of such Person is the Beneficial Owner.

               (3) The term "Business Combination" shall mean (a) any merger or consolidation of the Corporation or a Subsidiary with or into a Related Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation by way of a mortgage or any other security device, of any Substantial Amount of the assets of the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries to a Related Person, (c) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Related Person, (d) any sale, lease, exchange, transfer or other disposition, including without limitation by way of a mortgage or any other security device, of any Substantial Amount of the assets of a Related Person to the Corporation, one or more Subsidiaries, or the Corporation and one or more Subsidiaries, (e) the issuance of any securities of the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries to a Related Person or to a Person that giving effect thereto, would be a Related Person other than the issuance on a pro rata basis to all holders of stock of the same class pursuant to a stock split or stock dividend, (f) any reclassification of securities, recapitalization of the Corporation, or any merger or consolidation of the Corporation with or into one or more Subsidiaries or any other transaction that would have the effect, directly or indirectly, of increasing the voting power or other equity interest of a Related Person in the Corporation, (g) any loan, advance, guaranty, pledge or other financial assistance by the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries to or for the benefit, directly or indirectly (except proportionately as a stockholder), of a Related Person, (h) any agreement, contract or other arrangement providing for any Business Combination and (i) any series of transactions that a majority of Continuing Directors determines are related and that, taken together, would constitute a Business Combination.

               (4) For the purposes of Section (i)(2) of this Article FIFTH, the term "consideration to be received" shall include, without limitation, Capital Stock of the Corporation retained by its existing stockholders other than Related Persons in the event of a Business Combination that is a merger and in which the Corporation is the surviving corporation.

               (5) The term "Continuing Director" shall mean a Director of the Corporation who is not the Related Person, or an Affiliate or Associate of the Related Person (or a representative or nominee of the Related Person or such Affiliate or Associate), that is involved in the relevant Business Combination and (a) who was a member of the Board of Directors of the Corporation immediately prior to the time that such Related Person became a Related Person or (b) whose initial election as a Director of the Corporation was recommended by the affirmative vote of a least 66 2/3% of the Continuing Directors then in office, provided that, in either such case, such Continuing Director has continued in office after becoming a Continuing Director.

               (6) The term "Fair Market Value" shall mean (a) in the case of United States currency, the amount thereof, (b) in the case of stock,
(x) the closing sale price per share thereof on the last trading day preceding the date as of which the determination thereof is to be made, or the highest closing sale price per share thereof during the specified period, on the Composite Tape for New York Stock Exchange--Listed Stocks or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or if such stock is not listed on such exchange, on the United States securities exchange registered as a national securities exchange under the Securities Exchange Act of 1934, as amended, on which such stock is listed or principally traded, (y) if such stock is not so listed, the closing bid quotation per share thereof on the last trading day preceding the date as of which the determination thereof is to be made, or the highest closing bid quotation per share thereof during the specified period, on the National Association of Securities Dealers Inc. Automated Quotation System, or any system then in use or (z) if no such quotations are then available, the fair market value thereof, as of the date of which the determination thereof is to be made, as determined by at least 66 2/3% of the Continuing Directors and (c) in the case of securities, property or assets other than such currency or stock, the fair market value thereof, as of the date of which the determination thereof is to be made, as determined by at least 66 2/3% of the Continuing Directors.

               (7) The term "Highest Per Share Price" shall mean with respect to any class or series of Capital Stock the highest of (a) the highest price per share that can be determined to have been paid at any time by the Related Person involved in the relevant Business Combination for any share or shares of such class or series of Capital Stock, or if such Related Person has not acquired any Capital Stock of such class or series, the highest equivalent, as determined by at least 66 2/3% of the Continuing Directors for a share of such class or series of such highest price for any other class or series of Capital Stock, (b) the highest preferential amount, if any, per share payable with respect to shares of such class or series of Capital Stock in the event of a voluntary or involuntary liquidation of the Corporation, or the highest redemption price, if any, to which the holders of shares of such class or series of Capital Stock would be entitled, whichever is higher, and (c) the Fair Market Value per share of such Capital Stock during the period of twenty
(20) trading days immediately preceding the time the relevant Business Combination is first publicly announced, or during the period of twenty
(20) trading days immediately preceding the time at which the Related Person became a Related Person, whichever is higher. In determining the Highest Per Share Price, (x) all purchases by the Related Person shall be taken into account regardless of whether the shares were purchased before or after the Related Person became a Related Person and (y) the Highest Per Share Price shall include any brokerage commissions, transfer taxes and soliciting dealers' fees or other value paid in connection with such purchases.

A Related Person shall be deemed to have acquired a share of Capital Stock at the time when such Related Person became the Beneficial Owner thereof. The price deemed to have been paid by a Related Person for Capital Stock of which an Affiliate or Associate is the Beneficial Owner shall be the price that is the highest of (a) the price paid upon the acquisition thereof by the relevant Affiliate or Associate (if any, and whether or not such Affiliate or Associate was an Affiliate or Associate at the time of such acquisition), and (b) the Fair Market Value per share of such Capital Stock during the period of 20 trading days immediately preceding the time when the Related Person became the Beneficial Owner thereof.

In any determination of the price or prices paid or deemed to have been paid by any Person, and in any determination of the Highest Per Share Price or Fair Market Value, appropriate adjustment shall be made to reflect the relevant effect of any stock dividends, splits and distributions and any combination or reclassification of Capital Stock.

               (8) The Term "Related Person" shall mean (a) any Person (other than the Corporation or any wholly owned Subsidiary) that, alone or together with any Affiliates and Associates, is or becomes the Beneficial Owner of an aggregate of 10% or more of the outstanding Voting Stock, and
(b) any Affiliate or Associate of any such Person, provided, however, that the term "Related Person" shall not include (x) a Person whose acquisition of such aggregate percentage of Voting Stock was approved in advance by at least 66 2/3% of the Continuing Directors or (y) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary, all of the capital stock of or equity interest in which Subsidiary is owned by the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries, or any trustee or fiduciary when acting in such capacity with respect to any such plan. The term "Person" shall mean any individual, corporation, partnership or other entity, including, any group comprised of any person and any other Person, or any Affiliate or Associate thereof, with whom such Person, or any Affiliate or Associate thereof, has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Voting Stock and each Person, and any Affiliate or Associate thereof, that is a member of such group.

               (9) The term "Subsidiary" shall mean any Person a majority of the capital stock of or other equity interest in which is owned by the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries.

               (10) The term "Substantial Amount" shall mean an amount of stock, securities or other property having a Fair Market Value equal to 10% or more of the Fair Market Value of the total consolidated assets of the Corporation and its Subsidiaries taken as a whole, as of the end of the Corporation's most recent fiscal year ended prior to the time as of which the determination is being made.

               (11) The term "Voting Stock" shall mean all outstanding Common Stock and all other outstanding Capital Stock of the Corporation, if any, entitled to vote on each matter on which the holders of record of Common Stock shall be entitled to vote, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by the holders of such Common Stock and other Capital Stock, if any, and the term "Capital Stock" shall mean all outstanding capital stock of the Corporation issued pursuant to this Certificate of Incorporation or any resolution or resolutions of the Board of Directors of the Corporation adopted pursuant to this Certificate of Incorporation.

               (12) The Continuing Directors by at least a 66 2/3% vote, shall have the power to make any and all determinations provided for in this Article FIFTH and to interpret the provisions and definitions in this Article FIFTH, which determinations and interpretations shall, to the fullest extent permitted by law, be conclusive.

               (iii) In addition to the requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation, any such resolution or resolutions or otherwise), the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Voting Stock held by stockholders other than any Related Person shall be required to amend, alter or repeal, or adopt any provision inconsistent with the provisions of this Article FIFTH.

               SIXTH: The number of directors of the Corporation shall not be less than three nor more than eighteen, as determined by action of the Board of Directors.

               SEVENTH: (i) A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

               (ii)(1) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this ARTICLE SEVENTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this ARTICLE SEVENTH shall be a contract right.

               (2) The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

               (iii) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware Law.

               (iv) The rights and authority conferred in this ARTICLE SEVENTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

               (v) Neither the amendment nor repeal of this ARTICLE SEVENTH, nor the adoption of any provision of this Certificate of Incorporation or the bylaws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this ARTICLE SEVENTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

               EIGHTH: Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting on written consent, setting forth the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of stockholders.

               NINTH: Special meetings of the stockholders may be called by the Board of Directors, the Chairman of the Board of Directors or the President of the Corporation and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock or Preference Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, to the extent provided in Article FOURTH (or pursuant to the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH hereof), special meetings of holders of such Preferred Stock or Preference Stock.

               TENTH: The Corporation's bylaws or any of them, may be altered, amended or repealed, or new bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors.

               ELEVENTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by Delaware Law and, with the sole exception of those rights and powers conferred under the above ARTICLE SEVENTH, all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.



               IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate to be executed by its Chief Executive Officer and attested by its Secretary on this __ day of _______, 1996.

                                 CVS Corporation

                                 By:________________________________
                                       Name:
                                       Title:



Attest:_____________________________
Name:
Secretary

                                                               Appendix C















                                  BY-LAWS OF

                                CVS CORPORATION










                                    BY-LAWS
                                      OF
                                CVS CORPORATION




                                   ARTICLE I

                                 STOCKHOLDERS

               Section 1. ANNUAL MEETING. The annual meeting of the stockholders of the corporation, for the purpose of electing directors and for the transaction of such other business as may be brought before the meeting, shall be held at the principal office of the corporation, or at such other place within or without the State of Delaware stated in the notice of the meeting as the Board of Directors may determine, on the second Tuesday of May of each year (unless such day shall be a legal holiday, in which case the annual meeting shall be held on the next succeeding day not a legal holiday), or on such other day in the month of May as the Board of Directors may determine, at 10:00 o'clock in the forenoon, New York time, or at such other hour stated in the notice of the meeting as the Board of Directors may determine.

               Section 2. SPECIAL MEETINGS. Special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board of Directors or the President and may not be called by any other person.

               Special meetings shall be held at such place within or without the State of Delaware as is specified in the call thereof.

               Section 3. NOTICE OF MEETING; WAIVER. Unless otherwise required by statute, the notice of every meeting of the stockholders shall be in writing and signed by the Chairman of the Board of Directors or the President (or a Vice-President or the Secretary or an Assistant Secretary, in each case acting at the direction of the Chairman or the President) and shall state the time when and the place where it is to be held, and a copy thereof shall be served, either personally or by mail, upon each stockholder of record entitled to vote at such meeting, not less than ten nor more than sixty days before the meeting. If the meeting to be held is other than the annual meeting of stockholders, the notice shall also state the purpose or purposes for which the meeting is called and shall indicate that it is being issued by or at the direction of the person or persons calling the meeting. If, at any meeting, action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares pursuant to Section 262 of the General Corporation Law of the State of Delaware, the notice of such meeting shall include a statement of that purpose and to that effect. If the notice is mailed, it shall be directed to a stockholder at his address as it appears on the record of stockholders unless he shall have filed with the Secretary of the corporation a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request.

               Notice of a meeting need not be given to any stockholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of a stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

               Section 4. QUORUM. At any meeting of the stockholders the holders of a majority of the shares entitled to vote and being present in person or represented by proxy shall constitute a quorum for all purposes, unless the representation of a different number shall be required by law or by another provision of these by-laws, and in that case the representation of the number so required shall constitute a quorum.

               If the holders of the amount of shares necessary to constitute a quorum shall fail to attend in person or by proxy, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn from time to time without further notice other than by an announcement made at the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

               Section 5. ORGANIZATION. The Chairman of the Board of Directors or, in his absence, the President or, in his absence, any Executive Vice President, Senior Vice President or Vice President in the order of their seniority or in such other order as may be designated by the Board of Directors, shall call meetings of the stockholders to order and shall act as chairman of such meetings. The Board of Directors or the Executive Committee may appoint any stockholder to act as chairman of any meeting in the absence of any of such officers and in the event of such absence and the failure of such board or committee to appoint a chairman, the stockholders present at such meeting may nominate and appoint any stockholder to act as chairman.

               The Secretary of the corporation, or, in his absence, an Assistant Secretary, shall act as secretary of all meetings of stockholders, but, in the absence of said officers, the chairman of the meeting may appoint any person to act as secretary of the meeting.

               Section 6. VOTING. At each meeting of the stockholders every stockholder of record having the right to vote shall be entitled to vote either in person or by proxy.

               Section 7. ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of the stockholders.

               Section 8. INSPECTORS OF ELECTION. The Board of Directors, in advance of any stockholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a stockholders' meeting may, and on the request of any stockholder entitled to vote thereat, shall appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Inspectors shall be sworn.

               Section 9. CONDUCT OF ELECTION. At each meeting of the stockholders, votes, proxies, consents and ballots shall be received, and all questions touching the qualification of voters, the validity of proxies and the acceptance or rejection of votes, shall be decided by the Inspectors of Election.

                                ARTICLE II

                            BOARD OF DIRECTORS


               Section 1. NUMBER OF DIRECTORS. The number of directors of the Corporation shall be not less than three nor more than eighteen, as determined by action of the Board of Directors.


               Section 2. TERM AND VACANCIES. Directors shall be elected at the annual meeting of stockholders to hold office until the next annual meeting and until their respective successors have been duly elected and have qualified.


               Vacancies in the Board of Directors occurring between annual meetings, from any cause whatsoever including vacancies created by an increase in the number of directors, shall be filled by the vote of a majority of the remaining directors, though less than a quorum.


               Directors need not be stockholders.

               Section 3. GENERAL POWERS OF DIRECTORS. The business of the corporation shall be managed under the direction of its Board of Directors subject to the restrictions imposed by law, by the corporation's certificate of incorporation and amendments thereto, or by these by-laws.

               Section 4. MEETINGS OF DIRECTORS. The directors may hold their meetings and may keep an office and maintain the books of the corporation, except as otherwise provided by statute, in such place or places in the State of Delaware or outside the State of Delaware as the Board may, from time to time, determine.

               Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all of the directors consent in writing to the adoption of a resolution authorizing the action, and in such event the resolution and the written consent of all directors thereto shall be filed with the minutes of the proceedings of the Board of Directors.

               Any one or more directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

               Section 5. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at the principal office of the corporation in the County of Providence, Town of Woonsocket, State of Rhode Island, or at such other place within or without the State of Delaware as shall be designated in the notice of the meeting as follows: One meeting shall be held immediately following the annual meeting of stockholders and further meetings shall be held at such intervals or on such dates as may from time to time be fixed by the directors, all of which meetings shall be held upon not less than four days' notice served upon each director by mailing such notice to him at his address as the same appears upon the records of the corporation, except the meeting which shall be held immediately following the annual meeting of stockholders which meeting shall be held without notice.

               Section 6. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by the direction of the Chairman of the Board of Directors, or of the President of the corporation, or of one-third of the directors at the time in office. The Secretary shall give notice of each special meeting by mailing such notice not less than four days, or by telegraphing or telecopying such notice not less than two days, before the date set for a special meeting, to each director.

               Section 7. WAIVER. Notice of a meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

               Section 8. QUORUM. One-third of the total number of directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, the majority of those present may adjourn the meeting from time to time.

               Section 9. ORDER OF BUSINESS. At meetings of the Board of Directors business shall be transacted in such order as the Board may fix and determine.

               At all meetings of the Board of Directors, the Chairman of the Board of Directors, or in his absence, the President, or in the absence of both, the Executive Vice-President or any Vice-President (provided such person be a member of the Board) shall preside.

               Section 10. ELECTION OF CHAIRMAN, OFFICERS AND COMMITTEES. At the first regular meeting of the Board of Directors in each year, at which a quorum shall be present, held next after the annual meeting of the stockholders, the Board of Directors shall proceed to the election of a Chairman of the Board, of the executive officers of the corporation and of the Executive Committee, if the Board of Directors shall provide for such committee under the provisions of Article III hereof.

               The Board of Directors from time to time may fill any vacancies among the executive officers, members of the Executive Committee and members of other committees, and may appoint additional executive officers and additional members of such Executive Committee or other committees.

               Section 11. COMPENSATION. Directors who are not officers or employees of the corporation or any of its subsidiaries may receive such remuneration as the Board may fix, in addition to a fixed sum for attendance at each regular or special meeting of the Board or a Committee of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity or receiving compensation therefor. In addition, each director shall be entitled to reimbursement for expenses incurred in attending any meeting of the Board or Committee thereof.

                                ARTICLE III

                                COMMITTEES

               Section 1. EXECUTIVE COMMITTEE. The Board of Directors by resolution adopted by a majority of the entire Board, may designate from the Directors an Executive Committee consisting of three or more, to serve at the pleasure of the Board. At all times when the Board of Directors is not in session, the Executive Committee so designated shall have and exercise the powers of the Board of Directors, except that such committee shall have no authority as to the matters set out in Section 3 of this Article III.

               Meetings of the Executive Committee shall be called by any member of the same, on three days' mailed notice, or one day's telegraphed or telecopied notice to each of the other members, stating therein the purpose for which such meeting is to be held. Notice of meeting may be waived, in writing, by any member of the Executive Committee.

               All action by the Executive Committee shall be recorded in its minutes and reported from time to time to the Board of Directors.

               The Executive Committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Board of Directors.

               Any action required or permitted to be taken by the Executive Committee may be taken without a meeting if all of the members of the Executive Committee consent in writing to the adoption of a resolution authorizing the action, and in such event the resolution and the written consent of all members of the Executive Committee thereto shall be filed with the minutes of the proceedings of the Executive Committee.

               Any one or more members of the Executive Committee may participate in a meeting of the Executive Committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

               Section 2. OTHER COMMITTEES. The Board of Directors may appoint such other committees, of three or more, as the Board shall, from time to time, deem advisable, which committees shall have and may exercise such powers as shall be prescribed, from time to time, by resolution of the Board of Directors, except that such committees shall have no authority as to the matters set out in Section 3 hereof.

               Actions and recommendations by each committee which shall be appointed pursuant to this section shall be recorded and reported from time to time to the Board of Directors.

               Each such committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Board of Directors.

               Any action required or permitted to be taken by any such committee may be taken without a meeting if all of the members of such committee consent in writing to the adoption of a resolution authorizing the action, and in such event the resolution and the written consent of all members of such committee thereto shall be filed with the minutes of the proceedings of such committee.

               Any one or more members of any such committee may participate in a meeting of such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

               Section 3. LIMITATIONS. No committee shall have authority as to the following matters:

               (1) The submission to stockholders of any action that needs stockholders' authorization.

               (2) The filling of vacancies in the Board of Directors or in any committee.

               (3) The fixing of compensation of the directors for serving on the Board or on any committee.

               (4) The amendment or repeal of the by-laws, or the adoption of new by-laws.

               (5) The amendment or repeal of any resolution of the Board which by its terms shall not be so amendable or repealable.

               Section 4. ALTERNATES. The Board may designate one or more directors as alternate members of any such committees, who may replace any absent member or members at any meeting of such committees.

               Section 5. COMPENSATION. Members of special or standing committees may receive such salary for their services as the Board of Directors may determine; provided, however, that nothing herein contained shall be construed to preclude any member of any such committee from serving the corporation in any other capacity or receiving compensation therefor.

                                ARTICLE IV

                                 OFFICERS

               Section 1. TITLES AND TERMS OF OFFICE. The executive officers of the corporation shall be the Chairman of the Board of Directors, a Vice Chairman, a President, each of whom shall be a member of the Board of Directors, such number of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents as the Board of Directors shall determine, a Controller, a Treasurer and a Secretary, all of whom shall be chosen by the Board of Directors.

               The Board of Directors may also appoint one or more Assistant Secretaries and one or more Assistant Treasurers, and such other junior officers as it shall deem necessary, who shall have such authority and shall perform such duties as from time to time may be prescribed by the Board of Directors.

               One person may hold more than one of the above offices except the offices of President and Secretary.

               The officers of the Corporation shall each hold office for one year and until their successors are chosen and qualified, and shall be subject to removal at any time by the affirmative vote of the majority of the entire Board of Directors.

               Section 2. CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors shall be the chief executive officer of the corporation. He shall have general management and control over the policy, business and affairs of the corporation and shall have such other authority and perform such other duties as usually appertain to a chief executive officer of a business corporation. He shall preside at meetings of the Board of Directors and of the stockholders.

               Section 3. VICE CHAIRMAN. The Vice Chairman shall have such authority and perform such duties as the Board of Directors, the Executive Committee, or the Chairman of the Board of Directors may from time to time determine.

               Section 4. PRESIDENT. The President shall have such authority and shall perform such duties as the Board of Directors, the Executive Committee, or the Chairman of the Board of Directors may from time to time determine. He shall exercise the powers of the Chairman of the Board of Directors during his absence or inability to act.

               Section 5. EXECUTIVE VICE PRESIDENTS, SENIOR VICE PRESIDENTS AND VICE PRESIDENTS. The Executive Vice Presidents, Senior Vice Presidents and Vice Presidents, if any, shall be designated and shall have such powers and perform such duties as may be assigned to them by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors or the President. They shall, in order of their seniority or in such other order as may be designated by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors or the President exercise the powers of the Chairman of the Board of Directors during the absence or inability to act of the Chairman of the Board of Directors and the President.

               Section 6. PRINCIPAL FINANCIAL OFFICER. An officer designated by the Board of Directors shall be the principal financial officer of the Corporation. He shall render to the Board of Directors, whenever the Board may require, an account of the financial condition of the corporation, and shall do and perform such other duties as from time to time may be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors or the President.

               Section 7.  CONTROLLER AND PRINCIPAL ACCOUNTING OFFICER.
The Controller shall be the principal accounting officer and subject to the direction of the principal financial officer, he shall have supervision over all the accounts and account books of the corporation. He shall have such other powers and perform such other duties as from time to time may be assigned to him by the principal financial officer, and shall exercise the powers of the principal financial officer during his absence or inability to act.

               Section 8. TREASURER. The Treasurer shall have custody of the funds and securities of the corporation which come into his hands. When necessary or proper, he may endorse on behalf of the corporation for collection, checks, notes, and other instruments and obligations and shall deposit the same to the credit of the corporation in such bank or banks or depositaries as the Board of Directors or the Executive Committee shall designate; whenever required by the Board of Directors or the Executive Committee, he shall render a statement of his cash account; he shall keep, or cause to be kept, books of account, in which shall be entered and kept full and accurate accounts of all monies received and paid out on account of the corporation; he shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the President and the principal financial officer; he shall give bond for the faithful discharge of his duties, if, as, and when the Board of Directors or the Executive Committee may require. He shall perform such other duties as from time to time may be assigned to him by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the President or the principal financial officer.

               Section 9. ASSISTANT TREASURER. Each Assistant Treasurer shall have such powers and perform such duties as may be delegated to him, and the Assistant Treasurers shall, in the order of their seniority, or in such other order as may be designated by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the President or the principal financial officer, exercise the powers of the Treasurer during his absence or inability to act.

               Section 10. SECRETARY. The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders and of the Executive Committee, in books provided for that purpose; he shall attend to the giving and serving of all notices of the corporation; and he shall have charge of the certificate books, transfer books and records of stockholders and such other books and records as the Board of Directors or Executive Committee may direct, all of which shall at all reasonable times be open to the inspection of any director upon application during the usual business hours.

               He shall keep at the office of the corporation, or at the office of the transfer agent or registrar of the corporation's capital stock, a record containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, the number of shares held by them, respectively, the time when they respectively became the owners thereof, and the amount paid thereon, and such record shall be open for inspection as prescribed by Section 220 of the General Corporate Law of the State of Delaware. He shall in general perform all the duties incident to the office of Secretary, subject to the control of the Board of Directors, the Executive Committee, the Chairman of the Board of Directors and the President.

               Section 11. ASSISTANT SECRETARIES. Each Assistant Secretary shall have such powers and perform such duties as may be delegated to him, and the Assistant Secretaries shall, in the order of their seniority, or in such other order as may be designated by the Board of Directors, the Executive Committee, the Chairman of the Board of Directors or the President, exercise the powers of the Secretary during his absence or inability to act.

               Section 12. VOTING UPON STOCKS. Unless otherwise ordered by the Board of Directors or by the Executive Committee, the Chairman of the Board of Directors of the corporation, or one designated in a proxy executed by him, and in the absence of either, the President, or a person designated in a proxy executed by him, and in the absence of all such, the Executive Vice-Presidents or the Vice-Presidents of the corporation in the order of their seniority, shall have full power and authority on behalf of the corporation to attend, and to act, and to vote at meetings of stockholders of any corporation in which this corporation may hold stock, and each such officer of the corporation shall have power to sign a proxy deputizing others to vote the same; and all such who shall be so authorized to vote shall possess and may exercise any and all rights and powers incident to the ownership of such stock and which, as the owner thereof, the corporation might have possessed and exercised, if present.

               The Board of Directors or the Executive Committee may, by resolution from time to time, confer like powers on any other person or persons which shall supersede the powers of those designated in the foregoing paragraph.

               Section 13. EXECUTION OF CHECKS, ETC. All checks, notes, drafts or other instruments for the payment of money shall be signed on behalf of this corporation by such person or persons and in such manner as the Board of Directors or Executive Committee may prescribe by resolution from time to time.

                                 ARTICLE V

                            STOCK; RECORD DATE

               Section 1. CERTIFICATES FOR STOCK. The certificates for shares of the stock of the corporation shall be in such form as shall be proper or approved by the Board of Directors. Each certificate shall state
(i) that the corporation is formed under the laws of the State of Delaware,
(ii) the name of the person or persons to whom issued, (iii) the number and class of shares and the designation of the series, if any, which such certificate represents and (iv) the par value, if any, of each share represented by such certificate. Each certificate shall be signed by the Chairman of the Board of Directors, the President, an Executive Vice-President or a Vice-President, and also by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary and sealed with the corporation's seal; provided, however, that if such certificates are signed by a transfer agent or transfer clerk and by a registrar the signature of the Chairman of the Board of Directors, the President, the Executive Vice President, Vice-President, Treasurer, Assistant Treasurer, Secretary and Assistant Secretary and the seal of the corporation upon such certificates may be facsimiles, engraved or printed.

               Section 2. TRANSFER OF SHARES. Shares of the stock of the corporation may be transferred on the record of stockholders of the corporation by the holder thereof in person or by his duly authorized attorney upon surrender of a certificate therefor properly endorsed.

               Section 3. AUTHORITY FOR ADDITIONAL RULES REGARDING TRANSFER. The Board of Directors and the Executive Committee shall have power and authority to make all such rules and regulations as respectively they may deem expedient concerning the issue, transfer and registration of such certificates for shares of the stock of the corporation as well as for the issuance of new certificates in lieu of those which may be lost or destroyed, and may require of any stockholder requesting replacement of lost or destroyed certificates, bond in such amount and in such form as they may deem expedient to indemnify the corporation, and/or the transfer agents, and/or the registrars of its stock against any claims arising in connection therewith.

               Section 4. TRANSFER AGENTS AND REGISTRARS. The Board of Directors or Executive Committee may appoint one or more transfer agents and one or more registrars of transfer and may require all stock certificates to be countersigned by such transfer agent and registered by such registrar of transfers. One person or organization may serve as both transfer agent and registrar.

               Section 5. RECORD DATE. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors shall fix in advance a date as the record date for any such determination of stockholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

               Section 6. LIST OF STOCKHOLDERS AS OF RECORD DATE. The Secretary of the corporation or the transfer agent of its stock shall make and certify a list of the stockholders as of the record date and number of shares of each class of stock of record in the name of each stockholder and such list shall be present at every meeting of stockholders. If the right to vote at any meeting is challenged, the inspectors of elections, or person presiding thereat, shall require such list of stockholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be stockholders entitled to vote thereat, may vote at such meeting.

               Section 7. DIVIDENDS. Dividends may be declared and paid out of the surplus of the corporation as often and at such times and to such extent as the Board of Directors may determine, consistent with the provisions of the certificate of incorporation of the corporation.

                                ARTICLE VI

                              CORPORATE SEAL

               The Board of Directors shall provide a suitable seal containing the name of the corporation and of the state under the laws of which the corporation was incorporated; and the Secretary shall have the custody thereof.

                                ARTICLE VII

                                AMENDMENTS

               Section 1. These by-laws or any of them, may be altered, amended or repealed, or new bylaws may be made by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors.


                                                               Appendix D


           TEXT OF SECTION 623 OF THE NEW YORK BUSINESS CORPORATION
              LAW -- PROCEDURE TO ENFORCE SHAREHOLDERS' RIGHT TO
                                RECEIVE PAYMENT

             (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

             (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

             (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which his dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of Section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

             (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee of fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

             (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

             (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

             (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

             (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

                   (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

                   (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

                   (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

                   (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice laws and rules.

                   (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

                   (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

                   (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

                   (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

        (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

         (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:


             (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

             (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

              (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days,

         (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

         (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

         (m) This section shall not apply to foreign corporations except as provided in subparagraph (e) (2) of section 907 (Merger or consolidation of domestic and foreign corporations). (Last amended by L. 1986, Ch 117, Section 3.)